As filed with the Securities and Exchange Commission on February 26, 2008

                                                             File Nos. 033-31326
                                                                      811-05878

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre- Effective Amendment No. _____

    Post-Effective Amendment No.  35                   (X)
                                 -----

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

    Amendment No.    36                               (X)
                    ----

                        FRANKLIN VALUE INVESTORS TRUST
                        ------------------------------
               (Formerly Franklin Balance Sheet Investment Fund)
              (Exact Name of Registrant as Specified in Charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                   --------------

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on March 1, 2008 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.







MARCH 1, 2008


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN VALUE INVESTORS TRUST



Franklin All Cap Value Fund - Class A, C, R & Advisor

Franklin Balance Sheet Investment Fund - Class A, B, C, R & Advisor Franklin Large Cap Value Fund - Class A, B, C, R & Advisor
Franklin MicroCap Value Fund - Class A & Advisor
Franklin MidCap Value Fund - Class A, C, R & Advisor
Franklin Small Cap Value Fund - Class A, B, C, R & Advisor


























[Insert FRANKLIN TEMPLETON INVESTMENTS logo]



CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Franklin All Cap Value Fund                           2

Franklin Balance Sheet Investment Fund                9

Franklin Large Cap Value Fund                        20

Franklin MicroCap Value Fund                         30

Franklin MidCap Value Fund                           39

Franklin Small Cap Value Fund                        48

More Information on Investment
Policies, Practices and Risks                        58

Management                                           60

Distributions and Taxes                              69

Financial Highlights                                 74

YOUR ACCOUNT


[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                               99

Buying Shares                                       111

Investor Services                                   114

Selling Shares                                      118

Exchanging Shares                                   121

Account Policies                                    129

Questions                                           139


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



FRANKLIN ALL CAP VALUE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term total return.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund primarily invests in equity securities of companies of any size that the Fund's manager believes are undervalued at the time of purchase and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

o Stock prices that are low relative to current, historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history

o Recent sharp stock price declines but the potential for good long-term earnings prospects, in the manager's opinion

o Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

[Begin callout]
The Fund may invest in companies of any market size. From time to time, the Fund may invest a substantial portion of its assets in smaller and midsize companies (i.e., companies with market capitalizations that are similar in size to those in the Russell 2500TM Index, which ranged from approximately $261.8 million to $6.2 billion as of the most recently available reconstitution).
[End callout]

A stock price is undervalued, or is a "value," when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund employs a bottom-up stock selection process and the manager invests in securities without regard to benchmark comparisons.


MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

VALUE INVESTING

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be dependent on narrower lines of business than larger companies, and therefore may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

PERFORMANCE

Because the Fund is new, it does not have a full calendar year of performance history.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES            (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      ADVISOR
                     CLASS A    CLASS C    CLASS R      CLASS
-----------------------------------------------------------------
Maximum sales
charge (load) as a   5.75%(2)   1.00%      None        None
percentage of
offering price

  Load imposed on    5.75%(2)   None       None        None
purchases

  Maximum deferred   None(3)    1.00%      None        None
sales charge (load)
Redemption fee on    2.00%      2.00%      2.00%      2.00%
shares sold within
7 calendar days
following their
purchase date(1)

Please see "Choosing a Share Class" on page 99 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)(4)

                                                         ADVISOR
                       CLASS A      CLASS C  CLASS R     CLASS
------------------------------------------------------------------
Management fees(5)      0.55%        0.55%    0.55%       0.55%
Distribution and
service                 0.35%        1.00%    0.50%       None
(12b-1) fees
Other expenses          3.04%        3.04%    3.04%       3.04%
(including
administration fees)
                       -------------------------------------------
Acquired fund fees      0.03%        0.03%    0.03%       0.03%
and expenses(6)
                       -------------------------------------------
Total annual Fund       3.97%        4.62%    4.12%       3.62%
operating expenses(5)
                       -------------------------------------------
Management and         -2.69%       -2.69%   -2.69%      -2.69%
administration fee
reduction and expense
limitation(5)

Net annual Fund        1.28%        1.93%    1.43%       0.93%
operating expenses(5,)
(6)                    ============================================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 104) and purchases by certain retirement plans without an initial sales charge.
4. The Fund began offering shares on June 1, 2007. The management fees and applicable distribution and service (12b-1) fees shown are based on the Fund's maximum contractual amount. Total annual Fund operating expenses are annualized.
5. The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses, excluding acquired fund fees and expenses, do not exceed 1.25% for Class A, 1.90% for Class C, 1.40% for Class R and 0.90% for Advisor Class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2009. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The manager is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.
6. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR 3 YEARS
--------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $698(1)   $1,476
CLASS C                        $296      $1,146
CLASS R                        $146      $1,000
ADVISOR CLASS                  $95       $853
If you do not sell your
shares:
CLASS C                        $196      $1,146

1. Assumes a contingent deferred sales charge (CDSC) will not apply.



FRANKLIN BALANCE SHEET INVESTMENT FUND

EFFECTIVE MAY 2, 2002, THE FUND WAS CLOSED TO ALL NEW INVESTORS. IF YOU ARE AN EXISTING INVESTOR IN THE FUND, YOU CAN CONTINUE TO INVEST THROUGH EXCHANGES AND ADDITIONAL PURCHASES, INCLUDING PURCHASES MADE THROUGH REINVESTMENT OF DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS. EMPLOYER SPONSORED RETIREMENT PLANS INVESTED IN THE FUND AS OF THE CLOSURE DATE MAY OPEN NEW ACCOUNTS IN THE FUND AND INVEST ON BEHALF OF NEW PARTICIPANTS IN THOSE RETIREMENT PLANS. NEW RETIREMENT PLANS SUCCEEDING TO AN EXISTING RETIREMENT PLAN INVESTOR BY MERGER OR REORGANIZATION, AND NEW RETIREMENT PLANS, A MAJORITY OF WHOSE PARTICIPANTS ARE ALSO PARTICIPANTS IN AN EXISTING RETIREMENT PLAN INVESTOR IN THE FUND, MAY ALSO OPEN NEW ACCOUNTS IN THE FUND AND INVEST ON BEHALF OF NEW PARTICIPANTS. RE-REGISTRATION OF ACCOUNTS HELD BY EXISTING INVESTORS, IF REQUIRED FOR LEGAL TRANSFER OR ADMINISTRATIVE REASONS, WILL BE ALLOWED. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is high total return of which capital appreciation and income are components.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests most of its assets in equity securities of companies the Fund's manager believes are undervalued at the time of purchase but that have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities.

[Begin callout]
The Fund normally invests most of its assets in common stocks of undervalued companies that have the potential for capital appreciation.
[End callout]

A stock price is undervalued, or is a "value," when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a general market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In choosing investments, the manager conducts an in-depth analysis of a company's balance sheet, as well as applying other elements of securities analysis. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. Although the price may be above the company's book value, the ratio of price-to-book value typically will be lower than 80% of those companies from which comparable data may be obtained. Book value is defined as common stockholders' equity. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products, underutilized assets and other factors that may identify the issuer as a potential turnaround candidate or takeover target.


The Fund may invest in companies of any size, across the entire market capitalization spectrum. From time to time, the Fund may invest a substantial portion of its assets in smaller and midsize companies (i.e., companies with market capitalizations that are similar in size to those in the Russell 2500TM Index, which ranged from approximately $261.8 million to $6.2 billion as of the most recently available reconstitution). The Fund may invest up to 25% of its total assets in foreign securities.


The Fund employs a bottom-up stock selection process and the manager invests in securities without regard to benchmark comparisons.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

VALUE INVESTING

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be dependent on narrower lines of business than larger companies, and therefore may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies.

FOREIGN SECURITIES


Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.




PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


-0.61%  -1.53% 20.47% 17.70% -5.96% 29.58% 25.31% 10.90% 16.35% -3.36%
----------------------------------------------------------------------
  98      99     00     01     02     03    04     05     06     07
                     YEAR


Best Quarter:                             Q2 '99      17.59%
Worst Quarter:                            Q3 '98     -13.56%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007


                              1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------
Franklin Balance Sheet
Investment Fund - Class A(2)
Return Before Taxes             -8.91%   13.80%     9.55%
Return After Taxes on          -10.30%   12.94%     8.62%
Distributions
Return After Taxes on           -4.01%   12.08%     8.11%
Distributions and Sale of
Fund Shares
Russell 3000(R) Value Index(3)  -1.01%   14.69%     7.73%
Russell 2000(R) Value Index(3)  -9.78%   15.80%     9.06%
(indices reflect no
deduction for fees,
expenses, or taxes)

                                                  SINCE
                                                  INCEPTION
                               1 YEAR    5 YEARS   (3/1/01)
------------------------------------------------------------
Franklin Balance Sheet           -7.56%   14.04%    10.97%
Investment Fund - Class B(2)
Russell 3000(R) Value Index(3)   -1.01%   14.69%     7.55%
Russell 2000(R) Value Index(3)   -9.78%   15.80%    11.07%

                                                  SINCE
                                                  INCEPTION
                              1 YEAR    5 YEARS   (3/1/01)
------------------------------------------------------------
Franklin Balance Sheet         -4.95%   14.28%    10.97%
Investment Fund - Class C(2)
Russell 3000(R) Value Index(3) -1.01%   14.69%     7.55%
Russell 2000(R) Value Index(3) -9.78%   15.80%    11.07%


                              1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------
Franklin Balance Sheet         -3.61%   14.86%     9.92%
Investment Fund - Class R(4)
Russell 3000(R) Value Index(3) -1.01%   14.69%     7.73%
Russell 2000(R) Value Index(3) -9.78%   15.80%     9.06%


                              1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------
Franklin Balance Sheet           -3.12%   15.43%    10.38%
Investment Fund - Advisor
Class(5)
Russell 3000(R) Value Index(3)   -1.01%   14.69%     7.73%
Russell 2000(R) Value Index(3)   -9.78%   15.80%     9.06%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.

3. The Russell 3000(R) Value Index is replacing the Russell 2000(R) Value Index as the Fund's benchmark. The manager believes this broader based index better reflects the Fund's stated investment strategy of investing in companies of any size, across the entire market capitalization spectrum. Source: Standard & Poor's Micropal. The Russell 2000(R) Value Index is market capitalization weighted and measures performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value companies are the 2000 smallest companies in the Russell 3000(R) Value Index. The Russell 3000(R) Value Index is market capitalization weighted and measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth value. The stocks in the Russell 1000(R) Value and the Russell 2000(R) Value Indexes are also members of the Russell 3000(R) Index. These indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.
5. Effective March 1, 2001, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to March 1, 2001, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after March 1, 2001, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS                    ADVISOR
                       CLASS A   B(4)    CLASS C CLASS R  CLASS
-----------------------------------------------------------------
Maximum sales charge
(load) as a            5.75%(2)  4.00%   None    1.00%    None
percentage of
offering price
  Load imposed on      5.75%(2)  None    None     None    None
purchases
  Maximum deferred     None(3)   4.00%(5)1.00%    None    None
sales charge (load)
Redemption fee on      2.00%     2.00%   2.00%   2.00%    2.00%
shares sold within 7
calendar days
following their
purchase date(1)


Please see "Choosing a Share Class" on page 99 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                 CLASS                    ADVISOR
                       CLASS A   B(4)    CLASS C CLASS R  CLASS
------------------------------------------------------------------
Management fees(6)      0.45%     0.45%   0.45%   0.45%    0.45%
Distribution and        0.24%     1.00%   1.00%   0.50%   None
service (12b-1) fees
Other expenses          0.22%     0.22%   0.22%   0.22%    0.22%
Acquired fund fees      0.01%     0.01%   0.01%   0.01%    0.01%
and expenses(7)        -----------------------------------------
Total annual Fund       0.92%     1.68%   1.68%   1.18%    0.68%
operating expenses(6)  -------------------------------------------

Management fee         -0.01%    -0.01%  -0.01%  -0.01%   -0.01%
reduction(6)           -------------------------------------------

Net annual Fund         0.91%     1.67%   1.67%   1.17%    0.67%
operating
expenses(6,7)          ===========================================


1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 104) and purchases by certain retirement plans without an initial sales charge.

4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $663(1)   $848     $1,050    $1,630
CLASS B                        $570      $826     $1,107    $1,774(2)
CLASS C                        $270      $526     $907      $1,976
CLASS R                        $119      $372     $644      $1,420
ADVISOR CLASS                  $68       $214     $373      $835
If you do not sell your
shares:
CLASS B                        $170      $526     $907      $1,774(2)
CLASS C                        $170      $526     $907      $1,976


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.



FRANKLIN LARGE CAP VALUE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of large-capitalization companies. Shareholders will be given 60 days' advance notice of any change to the 80% policy. Large-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell 1000(R) Index, at the time of purchase. That index is designed to measure the 1,000 largest companies based on total market capitalization. As of the most recently available reconstitution, the market capitalizations of companies in the Russell 1000(R) Index ranged from approximately $2.5 billion to $468.5 billion, and the median market capitalization was approximately $6.1 billion. The Fund generally expects that its portfolio median market capitalization will exceed the index's median market capitalization.


The Fund will generally invest in equity securities the Fund's manager believes are undervalued and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. Following this strategy, the Fund will invest in companies with, for example:

o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history

o Recent sharp price declines but the potential for good long-term earnings prospects, in the manager's opinion

o Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

[Begin callout]
The Fund normally invests in large-capitalization companies that the manager believes are undervalued relative to the market or the company's industry group or the company's earnings history.
[End callout]

A stock price is undervalued, or is a "value," when it trades at less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a general market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.


The Fund may invest up to 25% of its total assets in foreign securities.


The Fund employs a bottom-up stock selection process and the manager invests in securities without regard to benchmark comparisons.


MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

VALUE INVESTING

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

FOREIGN SECURITIES


Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

7.67%   -15.52%  25.94%  13.41%  3.65%  15.95%  -1.12%
---------------------------------------------------------
    01       02     03      04      05     06      07
      YEAR



Best Quarter:                             Q2 '03      14.95%
Worst Quarter:                            Q3 '02     -19.07%


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2007

                                                      SINCE
                                                      INCEPTION
                                  1 YEAR     5 YEARS  (6/1/00)
----------------------------------------------------------------
Franklin Large Cap Value Fund -
Class A(2)
Return Before Taxes               -6.79%      9.85%   7.42%
Return After Taxes on             -7.86%      9.25%   6.88%
Distributions
Return After Taxes on             -3.01%      8.56%   6.38%
Distributions and Sale of Fund
Shares
Russell 1000(R) Value Index(3)    -0.17%     14.63%   7.11%
(index reflects no deduction
for fees, expenses, or taxes)

                                                      SINCE
                                                      INCEPTION
                                  1 YEAR     5 YEARS  (6/1/00)
----------------------------------------------------------------
Franklin Large Cap Value Fund -   -5.41%     10.15%   7.59%
Class B(2)
Russell 1000(R) Value Index(3)    -0.17%     14.63%   7.11%

                                                      SINCE
                                                      INCEPTION
                                  1 YEAR     5 YEARS  (6/1/00)
----------------------------------------------------------------
Franklin Large Cap Value Fund -   -2.63%     10.42%   7.59%
Class C(2)
Russell 1000(R) Value Index(3)    -0.17%     14.63%   7.11%

                                                      SINCE
                                                      INCEPTION
                                  1 YEAR     5 YEARS  (6/1/00)
----------------------------------------------------------------
Franklin Large Cap Value Fund -   -1.25%     10.97%   8.10%
Class R(4)
Russell 1000(R) Value Index(3)    -0.17%     14.63%   7.11%

                                                      SINCE
                                                      INCEPTION
                                  1 YEAR     5 YEARS  (6/1/00)
----------------------------------------------------------------
Franklin Large Cap Value Fund -   -0.78%     11.34%   8.38%
Advisor Class(5)
Russell 1000(R) Value Index(3)    -0.17%     14.63%   7.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.


These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, the return would be lower.
2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The Russell 1000(R) Value Index is market capitalization weighted and measures performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. The unmanaged Russell 1000(R) Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of the total market capitalization of the Russell 3000(R) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective August 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to August 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after August 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.
5. Effective November 1, 2005, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to November 1, 2005, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after November 1, 2005, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS                      ADVISOR
                       CLASS A  B(4)      CLASS C  CLASS R CLASS
--------------------------------------------------------------------
Maximum sales charge
(load) as a            5.75%(2) 4.00%     1.00%    None     None
percentage of
offering price
  Load imposed on      5.75%(2) None      None     None     None
purchases
  Maximum deferred     None(3)  4.00%(5)  1.00%    None     None
sales charge (load)
Redemption fee on      2.00%    2.00%     2.00%    2.00%   2.00%
shares sold within 7
calendar days
following their
purchase date(1)


Please see "Choosing a Share Class" on page 99 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                CLASS                      ADVISOR
                       CLASS A  B(4)      CLASS C  CLASS R CLASS
--------------------------------------------------------------------
Management fees(6)      0.55%    0.55%     0.55%    0.55%   0.55%
Distribution and        0.34%    1.00%     0.99%    0.50%   None
service (12b-1) fees
Other expenses          0.47%    0.47%     0.47%    0.47%   0.47%
(including
administration fees)
                       ---------------------------------------------
Acquired fund fees      0.02%    0.02%     0.02%    0.02%   0.02%
and expenses(7)        ---------------------------------------------
Total annual Fund       1.38%    2.04%     2.03%    1.54%   1.04%
operating expenses(6)  ---------------------------------------------
Management fee         -0.02%   -0.02%    -0.02%   -0.02%  -0.02%
reduction(6)           ---------------------------------------------
Net annual Fund         1.36%    2.02%     2.01%    1.52%   1.02%
operating
expenses(6,7)          ==============================================


1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 104) and purchases by certain retirement plans without an initial sales charge.

4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $706(1)   $981     $1,277    $2,116
CLASS B                        $605      $934     $1,288    $2,178(2)
CLASS C                        $304      $630     $1,083    $2,338
CLASS R                        $155      $480     $829      $1,813
ADVISOR CLASS                  $104      $325     $563      $1,248
If you do not sell your
shares:
CLASS B                        $205      $634     $1,088    $2,178(2)
CLASS C                        $204      $630     $1,083    $2,338


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.



FRANKLIN MICROCAP VALUE FUND


THE FUND IS CURRENTLY CLOSED TO ALL NEW INVESTORS, EXCEPT CERTAIN FUNDS OF FUNDS OF FRANKLIN TEMPLETON FUND ALLOCATOR SERIES. IF YOU ARE AN EXISTING INVESTOR IN THE FUND, YOU CAN CONTINUE TO INVEST THROUGH EXCHANGES AND ADDITIONAL PURCHASES, INCLUDING PURCHASES MADE THROUGH REINVESTMENT OF DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS. EMPLOYER SPONSORED RETIREMENT PLANS INVESTED IN THE FUND AS OF JANUARY 14, 2004 MAY OPEN NEW ACCOUNTS IN THE FUND AND INVEST ON BEHALF OF NEW PARTICIPANTS IN THOSE RETIREMENT PLANS. RE-REGISTRATION OF ACCOUNTS HELD BY EXISTING INVESTORS, IF REQUIRED FOR LEGAL TRANSFER OR ADMINISTRATIVE REASONS, WILL BE ALLOWED. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.



GOAL AND STRATEGIES

GOAL

The Fund's investment goal is high total return, of which capital appreciation and income are components.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of microcap companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy. For purposes of this investment strategy, the Fund considers microcap companies as companies with market capitalizations (share price times the number of shares of common stock outstanding) under $400 million at the time of purchase.

The Fund generally invests in equity securities of companies that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities.

A stock price is undervalued, or is a "value," when it trades at less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a general market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

[Begin callout]
The Fund normally invests most of its assets in common stocks of undervalued microcap companies that the Fund's manager believes have the potential for capital appreciation.
[End callout]

In choosing investments, the manager conducts an in-depth analysis of a company's balance sheet. The equity securities of a company bought by the Fund will typically be purchased at low prices relative to book value. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks, underutilized assets and market share for particular products, and other factors that may identify the issuer as a potential turnaround candidate or takeover target.


The Fund may invest up to 25% of its total assets in foreign securities.


The Fund employs a bottom-up stock selection process and the manager invests in securities without regard to benchmark comparisons.

MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

VALUE INVESTING

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be dependent on narrower lines of business than larger companies, and therefore may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies.

FOREIGN SECURITIES


Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.



PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]



-6.76% -3.98% 12.07% 41.28% 4.01% 36.42% 16.01% 12.23% 19.94%  -4.21%
----------------------------------------------------------------------
  98      99     00    01     02     03    04     05     06      07
                     YEAR


Best Quarter:                             Q2 '01      16.44%
Worst Quarter:                            Q3 '98     -18.41%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin MicroCap Value Fund
- Class A(2)
Return Before Taxes            -9.73%     13.97%     10.98%
Return After Taxes on         -11.67%     12.75%      9.58%
Distributions
Return After Taxes on          -3.79%     12.17%      9.20%
Distributions and Sale of
Fund Shares
Russell 2000(R) Value Index(3) -9.78%     15.80%      9.06%
(index reflects no deduction
for fees, expenses, or taxes)

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
----------------------------------------------------------------
Franklin MicroCap Value Fund   -4.00%     15.45%     11.70%
- Advisor Class(4)
Russell 2000(R) Value Index(3) -9.78%     15.80%      9.06%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The Russell 2000(R) Value Index is market capitalization weighted and measures performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. Russell 2000 companies are the 2000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective November 1, 2005, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to November 1, 2005, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after November 1, 2005, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    ADVISOR
                                        CLASS A     CLASS
----------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            5.75%(2)    None
  Load imposed on purchases             5.75%(2)    None
  Maximum deferred sales charge (load)  None(3)     None
Redemption fee on shares sold within 7  2.00%       2.00%
calendar days following their purchase
date(1)


Please see "Choosing a Share Class" on page 99 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                    ADVISOR
                                        CLASS A     CLASS
----------------------------------------------------------------
Management fees(4)                       0.75%       0.75%
Distribution and service (12b-1) fees    0.24%       None
Other expenses                           0.15%       0.15%
Acquired fund fees and expenses(5)       0.06%       0.06%
                                        ------------------------
Total annual Fund operating expenses(4)  1.20%       0.96%
                                        ------------------------
Management fee reduction(4)             -0.06%      -0.06%
                                        ------------------------
Net annual Fund operating expenses(4,5)  1.14%       0.90%
                                        ========================


1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 104) and purchases by certain retirement plans without an initial sales charge.

4. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
5. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
CLASS A                        $685(1)   $916     $1,167    $1,881
ADVISOR CLASS                  $92       $287     $498      $1,108


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

FRANKLIN MIDCAP VALUE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term total return.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets in mid-capitalization companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy. Mid-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell Midcap(R) Index, at the time of purchase. That index is designed to measure the performance of the 800 smallest companies (based on total market capitalization) in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of the most recently available reconstitution, the market capitalizations of companies in the Russell Midcap(R) Index ranged from approximately $2.5 billion to $18.3 billion, and the median market capitalization was approximately $4.7 billion.


The Fund generally invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

o Stock prices that are low relative to current, historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history

o Recent sharp stock price declines but the potential for good long-term earnings prospects, in the manager's opinion

o Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

[Begin callout]
The Fund normally invests most of its assets in common stocks of mid-capitalization companies that the manager believes are selling below the underlying value of their assets.
[End callout]

A stock price is undervalued, or is a "value," when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.


The Fund may invest up to 25% of its total assets in foreign securities.


The Fund employs a bottom-up stock selection process and the manager invests in securities without regard to benchmark comparisons.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

VALUE INVESTING

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

MIDSIZE COMPANIES

While midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of midsize companies to changing economic conditions.

In addition, midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be dependent on narrower lines of business than larger companies, and therefore may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies.

FOREIGN SECURITIES


Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.


PERFORMANCE

This information gives some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past two calendar years. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

13.92%         0.25%
06             07

                     YEAR


Best Quarter:                             Q1 '06      6.30%
Worst Quarter:                            Q3 '07     -5.41%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007
                                                    SINCE
                                                    INCEPTION
                                          1 YEAR    (7/1/05)
----------------------------------------------------------------
Franklin MidCap Value Fund - Class A(2)
Return Before Taxes                       -5.55%    4.50%
Return After Taxes on Distributions       -5.90%    4.07%
Return After Taxes on Distributions and   -3.16%    3.78%
Sale of Fund Shares
Russell Midcap(R) Value Index(3)          -1.42%    9.87%
(index reflects no deduction for fees,
expenses, or taxes)

                                                    SINCE
                                                    INCEPTION
                                          1 YEAR    (7/1/05)
----------------------------------------------------------------
Franklin MidCap Value Fund - Class C(2)   -1.34%    6.33%
Russell Midcap(R) Value Index(3)          -1.42%    9.87%

                                                    SINCE
                                                    INCEPTION
                                          1 YEAR    (7/1/05)
----------------------------------------------------------------
Franklin MidCap Value Fund - Class R       0.18%    6.85%
Russell Midcap(R) Value Index(3)          -1.42%    9.87%

                                                       SINCE
                                           1 YEAR    INCEPTION
                                                     (7/1/05)
----------------------------------------------------------------
Franklin MidCap Value Fund - Advisor       0.57%    7.38%
Class
Russell Midcap(R) Value Index(3)          -1.42%    9.87%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The Russell Midcap(R) Value Index is market capitalization weighted and measures performance of those Russell Midcap
(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. The Russell Midcap(R) Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         ADVISOR
                            CLASS A   CLASS C  CLASS R   CLASS
-------------------------------------------------------------------
Maximum sales charge
(load) as a percentage of   5.75%(2)  1.00%    None      None
offering price
  Load imposed on purchases 5.75%(2)  None     None      None
  Maximum deferred sales
charge (load)               None(3)   1.00%    None      None
Redemption fee on shares
sold within 7 calendar      2.00%     2.00%    2.00%     2.00%
days following their
purchase date(1)


Please see "Choosing a Share Class" on page 99 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                         ADVISOR
                            CLASS A   CLASS C  CLASS R   CLASS
-------------------------------------------------------------------
Management fees(4)           0.75%     0.75%    0.75%     0.75%
Distribution and service     0.35%     0.98%    0.50%     None
(12b-1) fees
Other expenses (including    0.56%     0.56%    0.56%     0.56%
administration fees)
Acquired fund fees and       0.01%     0.01%    0.01%     0.01%
expenses(5)                 ---------------------------------------
Total annual Fund            1.67%     2.30%    1.82%     1.32%
operating expenses(4)       ---------------------------------------
Management and              -0.26%    -0.26%   -0.26%    -0.26%
administration fee
reduction(4)                ---------------------------------------
Net annual Fund operating    1.41%     2.04%    1.56%     1.06%
expenses(4,5)               =======================================


1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 104) and purchases by certain retirement plans without an initial sales charge.
4. The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses, excluding acquired fund fees and expenses, do not exceed 1.40% for Class A, 2.03% for Class C, 1.55% for Class R and 1.05% for Advisor Class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2009. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The manager is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

5. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $710(1)   $1,045   $1,403    $2,408
CLASS C                        $307      $691     $1,202    $2,606
CLASS R                        $159      $545     $957      $2,106
ADVISOR CLASS                  $108      $391     $694      $1,557
If you do not sell your
shares:
CLASS C                        $207      $691     $1,202    $2,606


1. Assumes a contingent deferred sales charge (CDSC) will not apply.



FRANKLIN SMALL CAP VALUE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term total return.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy. Small-capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund generally invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

o Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history

o Recent sharp price declines but the potential for good long-term earnings prospects, in the manager's opinion

o Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

[Begin callout]
The Fund normally invests most of its assets in common stocks of small-capitalization companies that the manager believes are selling below the underlying value of their assets.
[End callout]

A stock price is undervalued, or is a "value," when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.


The small-capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) similar to those that comprise the Russell 2500TM Index at the time of the Fund's investment (sometimes called "small cap"). As of the most recently available reconstitution, the market capitalizations of companies in the Russell 2500TM Index ranged from approximately $261.8 million to $6.2 billion, and the median market capitalization was approximately $954.1 million.

The Fund may invest up to 25% of its total assets in foreign securities.


The Fund employs a bottom-up stock selection process and the manager invests in securities without regard to benchmark comparisons.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

VALUE INVESTING

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be dependent on narrower lines of business than larger companies, and therefore may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies.

FOREIGN SECURITIES


Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.



PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


-23.75%  -0.82% 22.22% 15.12% -9.63% 32.34%  24.81% 9.13% 16.80% -2.78%
------------------------------------------------------------------------
   98      99     00     01     02     03      04    05     06     07
                          YEAR



Best Quarter:                             Q4 '01      22.46%
Worst Quarter:                            Q3 '98     -25.32%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007

                                1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------
Franklin Small Cap Value
Fund - Class A(2)
Return Before Taxes             -8.38%      14.04%      6.38%
Return After Taxes on           -9.04%      13.53%      6.11%
Distributions
Return After Taxes on           -4.60%      12.33%      5.59%
Distributions and Sale of
Fund Shares
Russell 2500(TM) Value Index(3) -7.27%      16.17%      9.66%
(index reflects no deduction
for fees, expenses, or taxes)

                                                      SINCE
                                                     INCEPTION
                                1 YEAR      5 YEARS    (1/1/99)
----------------------------------------------------------------
Franklin Small Cap Value        -7.16%      14.40%     10.46%
Fund - Class B(2)
Russell 2500(TM) Value Index(3) -7.27%      16.17%     11.03%

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin Small Cap Value        -4.38%      14.62%      6.30%
Fund - Class C(2)
Russell 2500(TM) Value Index(3) -7.27%      16.17%      9.66%

                                1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin Small Cap Value        -2.99%      15.20%      6.82%
Fund - Class R(4)
Russell 2500(TM) Value Index(3) -7.27%      16.17%      9.66%

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin Small Cap Value        -2.49%      15.78%      7.38%
Fund - Advisor Class
Russell 2500(TM) Value Index(3) -7.27%      16.17%      9.66%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The Russell 2500(TM) Value Index is market capitalization weighted and measures performance of those Russell 2500
(TM) Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. Russell 2500 companies are the 2500 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective August 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to August 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after August 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.





FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                CLASS                     ADVISOR
                       CLASS A  B(4)     CLASS C CLASS R  CLASS
------------------------------------------------------------------
Maximum sales charge
(load) as a            5.75%(2) 4.00%    1.00%   None    None
percentage of
offering price
  Load imposed on      5.75%(2) None     None    None    None
purchases
  Maximum deferred     None(3)  4.00%(5) 1.00%   None    None
sales charge (load)
Redemption fee on      2.00%    2.00%    2.00%   2.00%   2.00%
shares sold within 7
calendar days
following their
purchase date(1)

Please see "Choosing a Share Class" on page 99 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                CLASS                     ADVISOR
                       CLASS A  B(4)     CLASS C CLASS R  CLASS
------------------------------------------------------------------
Management fees(6)      0.64%    0.64%    0.64%   0.64%    0.64%
Distribution and        0.27%    1.00%    1.00%   0.50%    None
service (12b-1) fees
Other expenses          0.29%    0.29%    0.29%   0.29%    0.29%
Acquired fund fees      0.03%    0.03%    0.03%   0.03%    0.03%
and expenses(7)        -------------------------------------------

Total annual Fund       1.23%    1.96%    1.96%   1.46%    0.96%
operating expenses(6)  -------------------------------------------

Management fee         -0.03%   -0.03%   -0.03%  -0.03%   -0.03%
reduction(6)           -------------------------------------------
Net annual Fund         1.20%    1.93%    1.93%   1.43%    0.93%
operating
expenses(6,)(7)        ===========================================


1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 104) and purchases by certain retirement plans without an initial sales charge.

4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $690(1)   $934     $1,197    $1,946
CLASS B                        $596      $906     $1,242    $2,064(2)
CLASS C                        $296      $606     $1,042    $2,254
CLASS R                        $146      $452     $782      $1,713
ADVISOR CLASS                  $95       $296     $515      $1,143
If you do not sell your
shares:
CLASS B                        $196      $606     $1,042    $2,064(2)
CLASS C                        $196      $606     $1,042    $2,254


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS

EQUITY SECURITIES

Each of the Funds invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.

SECTOR

Each Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, each Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wider variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

INTEREST RATES

Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager of each Fund may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Funds may be unable to achieve their investment goals.

Each of the Funds is designed for long-term investors and not as a trading vehicle. None of the Funds is intended as a complete investment program and you should consider how a Fund fits your individual investment goals before you buy it.

More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]



MANAGEMENT


Franklin Advisory Services, LLC (Advisory Services), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Funds' investment manager. Together, Advisory Services and its affiliates manage over $605 billion in assets.


The manager is a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy for the Funds. As a bottom-up adviser focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow. The manager seeks bargains among the under researched and unloved - out of favor companies that offer, in the manager's opinion, good long-term potential that might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have growth potential in the manager's opinion, or companies that are a potential turnaround or takeover target.

Each Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all of the Funds. They are as follows:


BRUCE C. BAUGHMAN CPA SENIOR VICE PRESIDENT OF ADVISORY SERVICES
Mr. Baughman has been a portfolio manager of each Fund since inception. He joined Franklin Templeton Investments in 1988.

SAMUEL R. KERNER CFA(R)(1) PORTFOLIO MANAGER OF ADVISORY SERVICES Mr. Kerner has been a portfolio manager of the MidCap Value Fund since 2005. He joined Franklin Templeton Investments in 1996.

WILLIAM J. LIPPMAN PRESIDENT OF ADVISORY SERVICES
Mr. Lippman has been President and a portfolio manager of each Fund since inception. He joined Franklin Templeton Investments in 1988.

MARGARET MCGEE VICE PRESIDENT OF ADVISORY SERVICES
Ms. McGee has been a portfolio manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.

STEVEN B. RAINERI PORTFOLIO MANAGER OF ADVISORY SERVICES
Mr. Raineri has been a portfolio manager of the All Cap Value Fund since inception. He joined Franklin Templeton Investments in 2005. Previously, he was a Research Analyst for WoodAllen Capital Management and Tivoli Partners.

Y. DOGAN SAHIN CFA(R)(1) PORTFOLIO MANAGER OF ADVISORY SERVICES Mr. Sahin has been a portfolio manager of the Small Cap Fund since 2007. He joined Franklin Templeton Investments in 2001.

DONALD G. TAYLOR CPA SENIOR VICE PRESIDENT OF ADVISORY SERVICES Mr. Taylor has been a portfolio manager of the All Cap Value Fund, Large Cap Value Fund, MidCap Value Fund and Small Cap Value Fund since inception and of the Balance Sheet Fund and MicroCap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.


1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

The following individuals are jointly responsible for the day-to-day management of the Funds:


ALL CAP VALUE FUND

WILLIAM J. LIPPMAN. Mr. Lippman has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

BRUCE C. BAUGHMAN. Mr. Baughman is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

MARGARET MCGEE. Ms. McGee is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

STEVEN B. RAINERI. Mr. Raineri is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

DONALD G. TAYLOR. Mr. Taylor is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.


BALANCE SHEET FUND AND MICROCAP VALUE FUND

BRUCE C. BAUGHMAN. Mr. Baughman has primary responsibility for the investments of the Funds. He has final authority over all aspects of each Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

WILLIAM J. LIPPMAN. Mr. Lippman is a portfolio manager for the Funds, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

MARGARET MCGEE. Ms. McGee is a portfolio manager for the Funds, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

DONALD G. TAYLOR. Mr. Taylor is a portfolio manager for the Funds, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

LARGE CAP VALUE FUND


WILLIAM J. LIPPMAN. Mr. Lippman has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

BRUCE C. BAUGHMAN. Mr. Baughman is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.


MARGARET MCGEE. Ms. McGee is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

DONALD G. TAYLOR. Mr. Taylor is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

MIDCAP VALUE FUND

SAMUEL R. KERNER. Mr. Kerner has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

BRUCE C. BAUGHMAN. Mr. Baughman is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

WILLIAM J. LIPPMAN. Mr. Lippman is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.




MARGARET MCGEE. Ms. McGee is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

DONALD G. TAYLOR. Mr. Taylor is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

SMALL CAP VALUE FUND

WILLIAM J. LIPPMAN. Mr. Lippman has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

BRUCE C. BAUGHMAN. Mr. Baughman is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

MARGARET MCGEE. Ms. McGee is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.


Y. DOGAN SAHIN. Mr. Sahin is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.


DONALD G. TAYLOR. Mr. Taylor is a portfolio manager for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays Advisory Services a fee for managing the Fund's assets.


The fee paid by the All Cap Value Fund is equal to an annual rate of:

o     0.550% of the value of its net assets up to and including $500 million;
o 0.450% of the value of its net assets over $500 million up to and including $1 billion;
o 0.400% of the value of its net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of its net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of its net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of its net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of its net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of its net assets over $19 billion up to and including $21.5 billion; and
o     0.270% of the value of its net assets over $21.5 billion.

For the fiscal year ended October 31, 2007, Advisory Services agreed to reduce its fees to reflect reduced services resulting from Balance Sheet Fund, Large Cap Value Fund, MicroCap Value Fund, and Small Cap Value Fund's investment in a Franklin Templeton money fund and the Funds paid the fees shown below. This reduction is required by the Funds' board of trustees and an exemptive order by the Securities and Exchange Commission.

Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the MidCap Value Fund's investment in a Franklin Templeton money fund the Fund paid the fees shown below. The manager, however, is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

------------------------------------------------------------------
                                   MANAGEMENT
                                    FEES BEFORE    MANAGEMENT
                                    WAIVER (%)     FEES PAID (%)
------------------------------------------------------------------
Balance Sheet Fund                  0.45           0.44
------------------------------------------------------------------
Large Cap Value Fund                0.55           0.53
------------------------------------------------------------------
MicroCap Value Fund                 0.75           0.69
------------------------------------------------------------------
MidCap Value Fund                   0.75           0.68
------------------------------------------------------------------
Small Cap Value Fund                0.64           0.61
------------------------------------------------------------------

A discussion regarding the basis for the board of trustees approving the investment management contracts of the Balance Sheet, Large Cap Value, MicroCap Value, MidCap Value and Small Cap Value Funds is available in the Funds' semiannual report to shareholders for the six-month period ended April 30, 2007, and will be available for all Funds, including the All Cap Value Fund, in the semiannual report to shareholders for the six-month period ending April 30, 2008.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."



DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from nonresident alien withholding taxes because they are interest-related or short-term capital gain dividends. Distributions declared in December but paid in January are taxable as if they were paid in December.


A Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as a Fund, and Real Estate Investment Trusts (REITs) in which the Fund may invest, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, your Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.


AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. A portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rates. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.


DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions to individuals qualify for the 15% tax rate. For individuals in the 10% and 15% tax brackets, the tax rate is 5% on capital gain distributions from gains realized in calendar year 2007 and 0% on distributions from gains realized in calendar years 2008 through 2010. These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares for more than one year, any gains reportable on the sale of your shares will also qualify for the reduced rates of taxation on capital gains as discussed above.

BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.


STATE AND LOCAL TAXES. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.


RECEIPT OF EXCESS INCLUSION INCOME BY THE FUND. Income received by a Fund from certain equity interests in mortgage pooling vehicles or residual interests in Real Estate Mortgage Investment Conduits (REMICs) is treated as "excess inclusion income." A Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, each Fund must allocate this income to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income, and the Fund must pay a tax on any of this income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income
(UBTI).

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds' managers are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in one of these Funds is a suitable investment given the potential tax consequences of a Fund's receipt and distribution of excess inclusion income.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Non-U.S. investors may also be subject to U.S. estate tax on their investment in a Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from a Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the Statement of Additional Information.

Exemptions from withholding are currently provided for distributions designated as long-term capital gains and for ordinary dividends designated as short-term capital gains or interest-related dividends. The exemptions from withholding on ordinary dividends designated as short-term capital gains or interest-related dividends are due to sunset FOR THESE FUNDS on October 31, 2008. Any distributions of any qualified net interest income (interest-related dividends) or net short-term capital gains earned by a Fund after this date will again be subject to nonresident withholding taxes, unless these exemptions are extended or made permanent before the sunset provisions become effective.

A Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. However, because each Fund does not expect to have more than 50% of its assets invested in REITs or U.S. real property holding corporations, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding. For a more detailed discussion on investment in U.S. real property, see the section, "Distributions and Taxes - Non-U.S. investors - Investment in U.S. real property" in the Statement of Additional Information.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local and foreign tax consequences of your investment in a Fund.


FINANCIAL HIGHLIGHTS

This table presents each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


ALL CAP VALUE FUND - CLASS A

                                                                                          --------------------
                                                                                              PERIOD ENDED
                                                                                           OCTOBER 31, 2007 d
                                                                                          --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $ 10.00
                                                                                          --------------------
Income from investment operations a:
   Net investment income b ............................................................           0.02
   Net realized and unrealized gains (losses) .........................................          (0.50)
                                                                                          --------------------
Total from investment operations ......................................................          (0.48)
                                                                                          --------------------
Redemption fees .......................................................................             -- e
                                                                                          --------------------
Net asset value, end of period ........................................................        $  9.52
                                                                                          ====================

Total return c ........................................................................          (4.80)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....................................           3.91% f
Expenses net of waiver and payments by affiliates .....................................           1.25% f,g
Net investment income (loss) ..........................................................           0.50% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................        $ 7,138
Portfolio turnover rate ...............................................................           5.38%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d For the period June 1, 2007 (commencement of operations) to October 31, 2007.

e Amount rounds to less than $0.01 per share.

f Annualized.

g Benefit of expense reduction rounds to less than 0.01%.
















ALL CAP VALUE FUND - CLASS C

                                                                                          --------------------
                                                                                              PERIOD ENDED
                                                                                           OCTOBER 31, 2007 d
                                                                                          --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $ 10.00
                                                                                          --------------------
Income from investment operations a:
   Net investment income (loss) b .....................................................          (0.01)
   Net realized and unrealized gains (losses) .........................................          (0.49)
                                                                                          --------------------
Total from investment operations ......................................................          (0.50)
                                                                                          --------------------
Redemption fees .......................................................................             -- e
                                                                                          --------------------
Net asset value, end of period ........................................................        $  9.50
                                                                                          ====================

Total return c ........................................................................          (5.10)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....................................           4.56% f
Expenses net of waiver and payments by affiliates .....................................           1.90% f,g
Net investment income (loss) ..........................................................          (0.15)% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................        $   847
Portfolio turnover rate ...............................................................           5.38%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d For the period June 1, 2007 (commencement of operations) to October 31, 2007.

e Amount rounds to less than $0.01 per share.

f Annualized.

g Benefit of expense reduction rounds to less than 0.01%.




















ALL CAP VALUE FUND - CLASS R

                                                                                          --------------------
                                                                                              PERIOD ENDED
                                                                                           OCTOBER 31, 2007 d
                                                                                          --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $ 10.00
                                                                                          --------------------
Income from investment operations a:
   Net investment income b ............................................................           0.02
   Net realized and unrealized gains (losses) .........................................          (0.50)
                                                                                          --------------------
Total from investment operations ......................................................          (0.48)
                                                                                          --------------------
Redemption fees .......................................................................             -- e
                                                                                          --------------------
Net asset value, end of period ........................................................        $  9.52
                                                                                          ====================

Total return c ........................................................................          (4.80)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....................................           4.06% f
Expenses net of waiver and payments by affiliates .....................................           1.40% f,g
Net investment income .................................................................           0.35% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................        $    10
Portfolio turnover rate ...............................................................           5.38%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d For the period June 1, 2007 (commencement of operations) to October 31, 2007.

e Amount rounds to less than $0.01 per share.

f Annualized.

g Benefit of expense reduction rounds to less than 0.01%.




















ALL CAP VALUE FUND - ADVISOR CLASS

                                                                                          --------------------
                                                                                              PERIOD ENDED
                                                                                           OCTOBER 31, 2007 d
                                                                                          --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $ 10.00
                                                                                          --------------------
Income from investment operations a:
   Net investment income b ............................................................           0.04
   Net realized and unrealized gains (losses) .........................................          (0.50)
                                                                                          --------------------
Total from investment operations ......................................................          (0.46)
                                                                                          --------------------
Redemption fees .......................................................................             -- e
                                                                                          --------------------
Net asset value, end of period ........................................................        $  9.54
                                                                                          ====================

Total return c ........................................................................          (4.60)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....................................           3.56% f
Expenses net of waiver and payments by affiliates .....................................           0.90% f,g
Net investment income .................................................................           0.85% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................        $   979
Portfolio turnover rate ...............................................................           5.38%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d For the period June 1, 2007 (commencement of operations) to October 31, 2007.

e Amount rounds to less than $0.01 per share.

f Annualized.

g Benefit of expense reduction rounds to less than 0.01%.
















BALANCE SHEET INVESTMENT FUND - CLASS A

                                                    -------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                            2007            2006            2005             2004            2003
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       69.24      $    61.66      $    53.95      $     45.47     $     37.01
                                                    -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................            0.73            0.77            0.34             0.33            0.13
   Net realized and unrealized gains (losses) ...            4.55            9.71            8.71             8.63            8.83
                                                    -------------------------------------------------------------------------------
Total from investment operations ................            5.28           10.48            9.05             8.96            8.96
                                                    -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.88)          (0.46)          (0.43)           (0.17)          (0.25)
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    -------------------------------------------------------------------------------
Total distributions .............................           (5.16)          (2.90)          (1.34)           (0.48)          (0.50)
                                                    -------------------------------------------------------------------------------
Redemption fees .................................              -- d            -- d            -- d             -- d            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ....................   $       69.36      $    69.24      $    61.66      $     53.95     $     45.47
                                                    ===============================================================================

Total return c ..................................            7.85%          17.54%          16.93%           19.87%          24.51%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            0.90% e         0.90% e         0.91% e          0.91% e         1.00%
Net investment income ...........................            1.04%           1.17%           0.57%            0.67%           0.35%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $   4,228,683      $4,435,704      $4,164,516      $ 3,716,567     $ 3,031,714
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.



















BALANCE SHEET INVESTMENT FUND - CLASS B

                                                    --------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            2007            2006            2005             2004            2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       68.07      $    60.67      $    53.13      $     44.97     $     36.64
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............            0.20            0.26           (0.11)           (0.06)          (0.15)
   Net realized and unrealized gains (losses) ...            4.48            9.58            8.58             8.53            8.74
                                                    --------------------------------------------------------------------------------
Total from investment operations ................            4.68            9.84            8.47             8.47            8.59
                                                    --------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.35)             -- f         (0.02)              --           (0.01)
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    --------------------------------------------------------------------------------
Total distributions .............................           (4.63)          (2.44)          (0.93)           (0.31)          (0.26)
                                                    --------------------------------------------------------------------------------
Redemption fees .................................              -- d            -- d           -- d              -- d            --
                                                    --------------------------------------------------------------------------------
Net asset value, end of year ....................   $       68.12      $    68.07      $    60.67      $     53.13     $     44.97
                                                    ================================================================================

Total return c ..................................            7.04%          16.65%          16.03%           18.94%          23.58%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            1.66% e         1.66% e         1.67% e          1.69% e         1.75%
Net investment income (loss) ....................            0.28%           0.41%          (0.19)%          (0.11)%         (0.40)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $     114,410      $  127,037      $  122,795      $   114,891     $   103,877
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Actual dividend distribution was $0.0021.














BALANCE SHEET INVESTMENT FUND - CLASS C

                                                    --------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                           2007            2006            2005             2004            2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       68.17      $    60.75      $    53.18      $     45.01     $     36.67
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............            0.20            0.27           (0.11)           (0.06)          (0.15)
   Net realized and unrealized gains (losses) ...            4.48            9.59            8.59             8.54            8.74
                                                    --------------------------------------------------------------------------------
Total from investment operations ................            4.68            9.86            8.48             8.48            8.59
                                                    --------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.35)             --              --               --              --
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    --------------------------------------------------------------------------------
Total distributions .............................           (4.63)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    --------------------------------------------------------------------------------
Redemption fees .................................              -- d            -- d            -- d             -- d            --
                                                    --------------------------------------------------------------------------------
Net asset value, end of year ....................   $       68.22      $    68.17      $    60.75      $     53.18     $     45.01
                                                    ================================================================================

Total return c ..................................            7.04%          16.64%          16.04%           18.95%          23.57%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            1.66% e         1.65% e         1.67% e          1.69% e         1.75%
Net investment income (loss) ....................            0.28%           0.42%          (0.19)%          (0.11)%         (0.40)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $     130,471      $  139,885      $  135,939      $   129,399     $   127,925
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.



















BALANCE SHEET INVESTMENT FUND - CLASS R

                                                    -------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            2007            2006            2005             2004            2003
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       68.78      $    61.33      $    53.69     $      45.30     $     36.92
                                                    -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................            0.52            0.60            0.18             0.20            0.03
   Net realized and unrealized gains (losses) ...            4.55            9.65            8.67             8.59            8.82
                                                    -------------------------------------------------------------------------------
Total from investment operations ................            5.07           10.25            8.85             8.79            8.85
                                                    -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.74)          (0.36)          (0.30)           (0.09)          (0.22)
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    -------------------------------------------------------------------------------
Total distributions .............................           (5.02)          (2.80)          (1.21)           (0.40)          (0.47)
                                                    -------------------------------------------------------------------------------
Redemption fees .................................              -- d            -- d            -- d             -- d            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ....................   $       68.83      $    68.78      $    61.33      $     53.69     $     45.30
                                                    ===============================================================================

Total return c ..................................            7.58%          17.22%          16.62%           19.55%          24.26%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            1.16% e         1.16% e         1.17% e          1.19% e         1.25%
Net investment income ...........................            0.78%           0.91%           0.31%            0.39%           0.10%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $      63,802      $   51,157      $   30,810      $    21,020     $    13,336
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

















BALANCE SHEET INVESTMENT FUND -  ADVISOR CLASS

                                                    -------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                2007            2006            2005             2004            2003
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       69.40      $    61.81      $    54.05      $     45.54     $     37.06
                                                    -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................            0.88            0.93            0.46             0.44            0.23
   Net realized and unrealized gains (losses) ...            4.58            9.72            8.75             8.65            8.83
                                                    -------------------------------------------------------------------------------
Total from investment operations ................            5.46           10.65            9.21             9.09            9.06
                                                    -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (1.05)          (0.62)          (0.54)           (0.27)          (0.33)
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    -------------------------------------------------------------------------------
Total distributions .............................           (5.33)          (3.06)          (1.45)           (0.58)          (0.58)
                                                    -------------------------------------------------------------------------------
Redemption fees .................................              -- c            -- c            -- c             -- c            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ....................   $       69.53      $    69.40      $    61.81      $     54.05     $     45.54
                                                    ===============================================================================

Total return ....................................            8.11%          17.82%          17.20%           20.17%          24.80%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            0.66% d         0.66% d         0.67% d          0.69% d         0.75%
Net investment income ...........................            1.28%           1.41%           0.81%            0.89%           0.60%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $     390,314      $  333,372      $  260,209      $    26,701     $    22,189
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.
















LARGE CAP VALUE FUND - CLASS A



                                                                           2007         2006        2005         2004        2003
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................................   $   16.55     $  14.66    $  14.01    $   12.40   $   10.48
                                                                       -------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................................        0.21         0.20        0.13         0.08        0.07
   Net realized and unrealized gains (losses) ......................        1.04         2.18        0.63         1.58        1.92
                                                                       -------------------------------------------------------------
Total from investment operations ...................................        1.25         2.38        0.76         1.66        1.99
                                                                       -------------------------------------------------------------
Less distributions from:
   Net investment income ...........................................       (0.21)       (0.15)      (0.08)       (0.05)      (0.07)
   Net realized gains ..............................................       (0.84)       (0.34)      (0.03)          --          --
                                                                       -------------------------------------------------------------
Total distributions ................................................       (1.05)       (0.49)      (0.11)       (0.05)      (0.07)
                                                                       -------------------------------------------------------------
Redemption fees ....................................................          -- d         -- d        -- d         -- d        --
                                                                       -------------------------------------------------------------
Net asset value, end of year .......................................   $   16.75     $  16.55    $  14.66    $   14.01   $   12.40
                                                                       =============================================================

Total return c .....................................................        7.82%       16.62%       5.42%       13.45%      19.08%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................................        1.34% e      1.33% e     1.29% e      1.31%       1.38%
Net investment income ..............................................        1.25%        1.29%       0.91%        0.59%       0.60%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $ 151,156     $184,225    $156,841    $ 127,267   $  59,600
Portfolio turnover rate ............................................       22.74%       34.36%      25.33%       21.69%      27.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


















LARGE CAP VALUE FUND - CLASS B


                                                                    ----------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                        2007         2006         2005          2004         2003
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   16.34     $  14.47     $  13.85     $   12.29    $   10.39
                                                                    ----------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............................        0.10         0.10         0.04         (0.01)       (0.01)
   Net realized and unrealized gains (losses) ...................        1.02         2.16         0.61          1.58         1.92
                                                                    ----------------------------------------------------------------
Total from investment operations ................................        1.12         2.26         0.65          1.57         1.91
                                                                    ----------------------------------------------------------------
Less distributions from:
   Net investment income ........................................       (0.10)       (0.05)          -- f       (0.01)       (0.01)
   Net realized gains ...........................................       (0.84)       (0.34)       (0.03)           --           --
                                                                    ----------------------------------------------------------------
Total distributions .............................................       (0.94)       (0.39)       (0.03)        (0.01)       (0.01)
                                                                    ----------------------------------------------------------------
Redemption fees .................................................          -- d         -- d         -- d          -- d         --
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   16.52     $  16.34     $  14.47     $   13.85    $   12.29
                                                                    ================================================================

Total return c ..................................................        7.08%       15.90%        4.71%        12.76%       18.35%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................................        2.00% e      1.98% e      1.94% e       1.96%        2.04%
Net investment income (loss) ....................................        0.59%        0.64%        0.26%        (0.06)%      (0.06)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $  18,598     $ 22,120      $22,072     $  21,794    $  10,865
Portfolio turnover rate .........................................       22.74%       34.36%       25.33%        21.69%       27.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Includes a dividend distribution in the amount of $0.0024.















LARGE CAP VALUE FUND - CLASS C

                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                       2007         2006        2005         2004           2003
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   16.34     $  14.47     $  13.85     $   12.28    $   10.39
                                                                    ----------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............................        0.10         0.10         0.04         (0.01)       (0.01)
   Net realized and unrealized gains (losses) ...................        1.02         2.16         0.61          1.58         1.91
                                                                    ----------------------------------------------------------------
Total from investment operations ................................        1.12         2.26         0.65          1.57         1.90
                                                                    ----------------------------------------------------------------
Less distributions from:
   Net investment income ........................................       (0.11)       (0.05)          --            --        (0.01)
   Net realized gains ...........................................       (0.84)       (0.34)       (0.03)           --           --
                                                                    ----------------------------------------------------------------
Total distributions .............................................       (0.95)       (0.39)       (0.03)           --        (0.01)
                                                                    ----------------------------------------------------------------
Redemption fees .................................................          -- d         -- d         -- d          -- d         --
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   16.51     $  16.34     $  14.47     $   13.85    $   12.28
                                                                    ================================================================

Total return c ..................................................        7.07%       15.92%        4.69%        12.78%       18.35%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................................        1.99% e      1.97% e      1.94% e       1.96%        2.06%
Net investment income (loss) ....................................        0.60%        0.65%        0.26%        (0.06)%      (0.08)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $  52,711     $ 63,983     $ 59,929     $  57,966    $  32,592
Portfolio turnover rate .........................................       22.74%       34.36%       25.33%        21.69%       27.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.













LARGE CAP VALUE FUND - CLASS R

                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                        2007         2006         2005          2004         2003
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   16.42     $  14.56     $  13.93     $   12.34    $   10.48
                                                                    ----------------------------------------------------------------

Income from investment operations a:
   Net investment income b ......................................        0.17         0.17         0.11          0.06         0.05
   Net realized and unrealized gains (losses) ...................        1.05         2.17         0.61          1.59         1.90
                                                                    ----------------------------------------------------------------
Total from investment operations ................................        1.22         2.34         0.72          1.65         1.95
                                                                    ----------------------------------------------------------------
Less distributions from:
   Net investment income ........................................       (0.19)       (0.14)       (0.06)        (0.06)       (0.09)
   Net realized gains ...........................................       (0.84)       (0.34)       (0.03)           --           --
                                                                    ----------------------------------------------------------------
Total distributions .............................................       (1.03)       (0.48)       (0.09)        (0.06)       (0.09)
                                                                    ----------------------------------------------------------------
Redemption fees .................................................          -- d         -- d         -- d          -- d         --
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   16.61     $  16.42     $  14.56     $   13.93    $   12.34
                                                                    ================================================================

Total return c ..................................................        7.59%       16.46%        5.19%        13.44%       18.77%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................................        1.50% e      1.48% e      1.44% e       1.46%        1.54%
Net investment income ...........................................        1.09%        1.14%        0.76%         0.44%        0.44%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $   7,812     $  7,717     $  6,896     $   3,414    $     826
Portfolio turnover rate .........................................       22.74%       34.36%       25.33%        21.69%       27.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.



















LARGE CAP VALUE FUND - ADVISOR CLASS

                                                                                                              ---------------------
                                                                                                                     YEAR ENDED
                                                                                                                     OCTOBER 31,
                                                                                                                2007        2006 g
                                                                                                              ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................................................   $ 16.56     $ 14.63
                                                                                                              ----------------------
Income from investment operations a:
   Net investment income b ................................................................................      0.25        0.24
   Net realized and unrealized gains (losses) .............................................................      1.06        2.23
                                                                                                              ----------------------
Total from investment operations ..........................................................................      1.31        2.47
                                                                                                              ----------------------
Less distributions from:
   Net investment income ..................................................................................     (0.27)      (0.20)
   Net realized gains .....................................................................................     (0.84)      (0.34)
                                                                                                              ----------------------
Total distributions .......................................................................................     (1.11)      (0.54)
                                                                                                              ----------------------
Redemption fees ...........................................................................................        -- e        -- e
                                                                                                              ----------------------
Net asset value, end of year ..............................................................................   $ 16.76     $ 16.56
                                                                                                              ======================

Total return c ............................................................................................      8.12%      17.09%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..................................................................................................      1.00% f     0.98% f
Net investment income .....................................................................................      1.59%       1.64%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................................................   $ 3,381     $ 1,989
Portfolio turnover rate ...................................................................................     22.74%      34.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period November 1, 2005 (effective date) to October 31, 2006.














MICROCAP VALUE FUND - CLASS A

                                                -----------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                      2007            2006            2005            2004            2003
                                                -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     41.32     $     38.15     $     34.48     $     30.41     $     24.09
                                                -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...........          0.39            0.48            0.18            0.05           (0.04)
   Net realized and unrealized
      gains (losses) ........................          5.10            5.73            5.32            4.65            7.80
                                                -----------------------------------------------------------------------------
Total from investment operations ............          5.49            6.21            5.50            4.70            7.76
                                                -----------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................         (0.57)          (0.19)          (0.05)             --              --
   Net realized gains .......................         (2.22)          (2.85)          (1.78)          (0.63)          (1.44)
                                                -----------------------------------------------------------------------------
Total distributions .........................         (2.79)          (3.04)          (1.83)          (0.63)          (1.44)
                                                -----------------------------------------------------------------------------
Redemption fees .............................            -- d            -- d            -- d            -- d            --
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     44.02     $     41.32     $     38.15     $     34.48     $     30.41
                                                =============================================================================

Total return c ..............................         13.73%          17.25%          16.45%          15.64%          33.90%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................          1.08% e         1.11% e         1.10% e         1.12% e         1.23%
Net investment income (loss) ................          0.89%           1.22%           0.48%           0.13%          (0.16)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   467,995     $   473,837     $   443,037     $   418,464     $   310,995
Portfolio turnover rate .....................          9.95%           6.47%          13.86%          11.38%          13.35%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

















MICROCAP VALUE FUND - ADVISOR CLASS

                                                     ---------------------------
                                                            YEAR ENDED
                                                            OCTOBER 31,
                                                         2007         2006 f
                                                     ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................  $   41.43     $  38.28
                                                     ---------------------------
Income from investment operations a:
   Net investment income b ........................       0.49         0.61
   Net realized and unrealized gains (losses) .....       5.11         5.58
                                                     ---------------------------
Total from investment operations ..................       5.60         6.19
                                                     ---------------------------
Less distributions from:
   Net investment income ..........................      (0.67)       (0.19)
   Net realized gains .............................      (2.22)       (2.85)
                                                     ---------------------------
Total distributions ...............................      (2.89)       (3.04)
                                                     ---------------------------
Redemption fees ...................................         -- c         -- c
                                                     ---------------------------
Net asset value, end of year ......................  $   44.14     $  41.43
                                                     ===========================

Total return ......................................      13.99%       17.56%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................       0.84%d       0.87% d,e
Net investment income .............................       1.13%        1.46% e

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................  $  32,796     $  6,298
Portfolio turnover rate ...........................       9.95%        6.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.

e Annualized.

f For the period November 1, 2005 (effective date) to October 31, 2006.















MIDCAP VALUE FUND - CLASS A

                                                            ---------------------------------------------
                                                                   YEAR ENDED             PERIOD ENDED
                                                                   OCTOBER 31,             OCTOBER 31,
                                                                 2007           2006         2005 h
                                                            ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    11.37     $     9.80     $      10.00
                                                            ---------------------------------------------
Income from investment operations a:
   Net investment income b ..............................         0.27 e         0.04             0.01
   Net realized and unrealized gains (losses) ...........         0.63           1.59            (0.21)
                                                            ---------------------------------------------
Total from investment operations ........................         0.90           1.63            (0.20)
                                                            ---------------------------------------------
Less distributions from:
   Net investment income ................................        (0.20)         (0.06)              --
   Net realized gains ...................................        (0.15)            --               --
                                                            ---------------------------------------------
Total distributions .....................................        (0.35)         (0.06)              --
                                                            ---------------------------------------------
Redemption fees .........................................           -- f           -- f             -- f
                                                            ---------------------------------------------
Net asset value, end of year ............................   $    11.92     $    11.37     $       9.80
                                                            =============================================

Total return c ..........................................         8.01%         16.70%           (2.00)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .......         1.65%          1.97%            2.57%
Expenses net of waiver and payments by affiliates .......         1.40% g        1.40% g          1.40%
Net investment income ...................................         2.26% e        0.38%            0.37%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $   72,497     $   42,677     $     11,804
Portfolio turnover rate .................................        12.39%         10.96%              --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period July 1, 2005 (commencement of operations) to October 31, 2005.













MIDCAP VALUE FUND - CLASS C

                                                            --------------------------------------------
                                                                   YEAR ENDED             PERIOD ENDED
                                                                   OCTOBER 31,            OCTOBER 31,
                                                                 2007           2006        2005 h
                                                            --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    11.29     $     9.78     $      10.00
                                                            --------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .......................         0.20 e        (0.03)           (0.01)
   Net realized and unrealized gains (losses) ...........         0.61           1.59            (0.21)
                                                            --------------------------------------------
Total from investment operations ........................         0.81           1.56            (0.22)
                                                            --------------------------------------------
Less distributions from:
   Net investment income ................................        (0.14)         (0.05)              --
   Net realized gains ...................................        (0.15)            --               --
                                                            --------------------------------------------
Total distributions .....................................        (0.29)         (0.05)              --
                                                            --------------------------------------------
Redemption fees .........................................           -- f           -- f             -- f
                                                            --------------------------------------------
Net asset value, end of year ............................   $    11.81     $    11.29     $       9.78
                                                            ============================================

Total return c ..........................................         7.27%         15.95%           (2.20)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .......         2.30%          2.60%            3.22%
Expenses net of waiver and payments by affiliates .......         2.05% g        2.03% g          2.05%
Net investment income (loss) ............................         1.61% e       (0.25)%          (0.28)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $   15,103     $    9,406     $      3,275
Portfolio turnover rate .................................        12.39%         10.96%              --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period July 1, 2005 (commencement of operations) to October 31, 2005.
















MIDCAP VALUE FUND - CLASS R

                                                            ---------------------------------------------
                                                                   YEAR ENDED             PERIOD ENDED
                                                                   OCTOBER 31,             OCTOBER 31,
                                                                2007           2006         2005 h
                                                            ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    11.35     $     9.80     $      10.00
                                                            ---------------------------------------------
Income from investment operations a:
   Net investment income b ..............................         0.27 e         0.02             0.01
   Net realized and unrealized gains (losses) ...........         0.61           1.59            (0.21)
                                                            ---------------------------------------------
Total from investment operations ........................         0.88           1.61            (0.20)
                                                            ---------------------------------------------
Less distributions from:
   Net investment income ................................        (0.21)         (0.06)              --
   Net realized gains ...................................        (0.15)            --               --
                                                            ---------------------------------------------
Total distributions .....................................        (0.36)         (0.06)              --
                                                            ---------------------------------------------
Redemption fees .........................................           -- f           -- f             -- f
                                                            ---------------------------------------------
Net asset value, end of year ............................   $    11.87     $    11.35     $       9.80
                                                            =============================================

Total return c ..........................................         7.85%         16.47%           (2.00)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .......         1.80%          2.12%            2.72%
Expenses net of waiver and payments by affiliates .......         1.55% g        1.55% g          1.55%
Net investment income ...................................         2.11% e        0.23%            0.22%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $      690     $      133     $         36
Portfolio turnover rate .................................        12.39%         10.96%              --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period July 1, 2005 (commencement of operations) to October 31, 2005.



















MIDCAP VALUE FUND - ADVISOR CLASS

                                                            ---------------------------------------------
                                                                    YEAR ENDED            PERIOD ENDED
                                                                    OCTOBER 31,           OCTOBER 31,
                                                                 2007            2006        2005 h
                                                            ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    11.42     $     9.81     $      10.00
                                                            ---------------------------------------------
Income from investment operations a:
   Net investment income b ..............................         0.33 e         0.08             0.03
   Net realized and unrealized gains (losses) ...........         0.62           1.60            (0.22)
                                                            ---------------------------------------------
Total from investment operations ........................         0.95           1.68            (0.19)
                                                            ---------------------------------------------
Less distributions from:
   Net investment income ................................        (0.23)         (0.07)              --
   Net realized gains ...................................        (0.15)            --               --
                                                            ---------------------------------------------
Total distributions .....................................        (0.38)         (0.07)              --
                                                            ---------------------------------------------
Redemption fees .........................................           -- f           -- f             -- f
                                                            ---------------------------------------------
Net asset value, end of year ............................   $    11.99     $    11.42     $       9.81
                                                            =============================================

Total return c ..........................................         8.42%         17.18%           (1.90)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .......         1.30%          1.62%            2.22%
Expenses net of waiver and payments by affiliates .......         1.05% g        1.05% g          1.05%
Net investment income ...................................         2.61%e         0.73%            0.72%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $    1,136     $      777     $        434
Portfolio turnover rate .................................        12.39%         10.96%              --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period July 1, 2005 (commencement of operations) to October 31, 2005.


















SMALL CAP VALUE FUND - CLASS A

                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                          2007          2006          2005          2004          2003
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   45.27     $   39.41      $  34.37     $   28.19     $   22.15
                                                      -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        0.29          0.17          0.15          0.30         (0.02)
   Net realized and unrealized gains (losses) .....        3.71          6.70          5.15          5.88          6.06
                                                      -------------------------------------------------------------------
Total from investment operations ..................        4.00          6.87          5.30          6.18          6.04
                                                      -------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................       (0.28)        (0.10)        (0.26)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      -------------------------------------------------------------------
Total distributions ...............................       (3.33)        (1.01)        (0.26)           --            --
                                                      -------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................   $   45.94     $   45.27     $   39.41     $   34.37     $   28.19
                                                      ===================================================================

Total return c ....................................        9.15%        17.73%        15.46%        21.92%        27.27%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        1.17% e       1.22% e       1.29% e       1.35% e       1.44%
Net investment income (loss) ......................        0.62%         0.40%         0.39%         0.95%        (0.07)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $ 849,226     $ 703,238     $ 486,563     $ 296,000     $ 200,181
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.



















SMALL CAP VALUE FUND - CLASS B

                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                          2007          2006          2005          2004          2003
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   43.43     $   38.00     $   33.20     $   27.41     $   21.67
                                                      -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................       (0.05)        (0.12)        (0.09)         0.09         (0.17)
   Net realized and unrealized gains (losses) .....        3.57          6.46          4.97          5.70          5.91
                                                      -------------------------------------------------------------------
Total from investment operations ..................        3.52          6.34          4.88          5.79          5.74
                                                      -------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................          --            --         (0.08)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      -------------------------------------------------------------------
Total distributions ...............................       (3.05)        (0.91)        (0.08)           --            --
                                                      -------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................   $   43.90     $   43.43     $   38.00     $   33.20     $   27.41
                                                      ===================================================================

Total return c ....................................        8.36%        16.98%        14.68%        21.12%        26.49%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        1.90% e       1.90% e       1.94% e       2.00% e       2.09%
Net investment income (loss) ......................       (0.11)%       (0.28)%       (0.26)%        0.30%        (0.72)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $  71,955     $  79,482     $  76,575     $  65,551     $  47,551
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.














SMALL CAP VALUE FUND - CLASS C

                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                          2007          2006          2005          2004          2003
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   42.99     $   37.63     $   32.86     $   27.13     $   21.46
                                                      -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................       (0.04)        (0.11)        (0.09)         0.08         (0.17)
   Net realized and unrealized gains (losses) .....        3.52          6.38          4.92          5.65          5.84
                                                      -------------------------------------------------------------------
Total from investment operations ..................        3.48          6.27          4.83          5.73          5.67
                                                      -------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................       (0.05)           --         (0.06)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      -------------------------------------------------------------------
Total distributions ...............................       (3.10)        (0.91)        (0.06)           --            --
                                                      -------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................   $   43.37     $   42.99     $   37.63     $   32.86     $   27.13
                                                      ===================================================================

Total return c ....................................        8.35%        16.96%        14.69%        21.12%        26.42%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        1.90% e       1.90% e       1.94% e       2.00% e       2.10%
Net investment income (loss) ......................       (0.11)%       (0.28)%       (0.26)%        0.30%        (0.73)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $ 262,339     $ 240,395     $ 186,490     $ 136,805     $ 109,353
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


















SMALL CAP VALUE FUND - CLASS R

                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                          2007          2006          2005          2004          2003
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   45.07     $   39.22     $   34.24     $   28.13     $   22.14
                                                      -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        0.18          0.10          0.09          0.31         (0.07)
   Net realized and unrealized gains (losses) .....        3.70          6.66          5.14          5.80          6.06
                                                      -------------------------------------------------------------------
Total from investment operations ..................        3.88          6.76          5.23          6.11          5.99
                                                      -------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................       (0.24)           -- f       (0.25)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      -------------------------------------------------------------------
Total distributions ...............................       (3.29)        (0.91)        (0.25)           --            --
                                                      -------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................   $   45.66     $   45.07     $   39.22     $   34.24     $   28.13
                                                      ===================================================================

Total return c ....................................        8.89%        17.54%        15.24%        21.72%        27.06%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        1.40% e       1.40% e       1.44% e       1.50% e       1.59%
Net investment income (loss) ......................        0.39%         0.22%         0.24%         0.80%        (0.22)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $ 110,497     $  56,811     $  31,550     $  24,951     $   6,914
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Includes a dividend distribution in the amount of $0.0025.










SMALL CAP VALUE FUND - ADVISOR CLASS

                                                      ------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                         2007          2006          2005          2004          2003
                                                      ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   46.46     $   40.42     $   35.21     $   28.78     $   22.53
                                                      ------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        0.43          0.32          0.29          0.44          0.07
   Net realized and unrealized gains (losses) .....        3.80          6.86          5.28          5.99          6.18
                                                      ------------------------------------------------------------------
Total from investment operations ..................        4.23          7.18          5.57          6.43          6.25
                                                      ------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................       (0.38)        (0.23)        (0.36)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      ------------------------------------------------------------------
Total distributions ...............................       (3.43)        (1.14)        (0.36)           --            --
                                                      ------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      ------------------------------------------------------------------
Net asset value, end of year ......................   $   47.26     $   46.46     $   40.42     $   35.21     $   28.78
                                                      ==================================================================

Total return c ....................................        9.43%        18.13%        15.84%        22.34%        27.74%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        0.90% e       0.90% e       0.94% e       1.00% e       1.09%
Net investment income .............................        0.89%         0.72%         0.74%         1.30%         0.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $  65,753     $  56,912     $  37,852     $  26,701     $  13,089
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.




YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.


     CLASS A         CLASS C        CLASS R       ADVISOR CLASS
     -----------------------------------------------------------
     o  Initial      o  No          o  No          o For
        sales           initial        initial       qualified
        charge of       sales          sales         investors,
        5.75% or        charge         charge        see page
        less                                         109


     o  Deferred     o  Deferred    o  Deferred
        sales           sales          sales
        charge of       charge of      charge is
        1% on           1% on          not
        purchases       shares you     applicable
        of $1           sell
        million or      within 12
        more sold       months
        within 18
        months
     o     Lower     o  Higher      o  Higher
        annual          annual         annual
        expenses        expenses       expenses
        than Class      than Class     than
        C or R due      A due to       Class A
        to lower        higher         due to
        distribution    distribution   higher
        fees            fees           distribution
                                       fees
                                       (lower
                                       than
                                       Class C)


               The All Cap Value Fund began offering Class A, C, R
                       and Advisor shares on June 1, 2007.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

CLASS A, B, C & R

SALES CHARGES - CLASS A

                               THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o  Shares held in a 529 college savings plan; or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 107).


SHAREHOLDERS OF BALANCE SHEET FUND PRIOR TO JANUARY 1, 2001 may make additional purchases of that Fund's Class A shares subject to the following schedule that was in effect until January 1, 2001:

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE            INVESTMENT
--------------------------------------------------------------------
Under $500,000                      1.50               1.52
$500,000 but under $1               1.00               1.01
million

DISTRIBUTION AND SERVICE (12B-1) FEES


Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Balance Sheet and MicroCap Value Funds to pay distribution fees of up to 0.25% per year and All Cap Value, Large Cap Value, MidCap Value and Small Cap Value Funds to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


BALANCE SHEET FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND
SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 107). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Balance Sheet, Large Cap Value and Small Cap Value Funds to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ALL CAP VALUE FUND, BALANCE SHEET FUND, LARGE CAP VALUE FUND, MIDCAP VALUE FUND AND SMALL CAP VALUE FUND
SALES CHARGES - CLASS C


With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 107).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the All Cap Value, Balance Sheet, Large Cap Value, MidCap Value and Small Cap Value Funds to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ALL CAP VALUE FUND, BALANCE SHEET FUND, LARGE CAP VALUE FUND, MIDCAP VALUE FUND AND SMALL CAP VALUE FUND
SALES CHARGES - CLASS R


With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

DISTRIBUTION AND SERVICE (12B-1) FEES


Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the All Cap Value, Balance Sheet, Large Cap Value, MidCap Value and Small Cap Value Funds to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 121 for exchange information).


REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

QUALIFIED INVESTORS - ADVISOR CLASS

The following investors or investments may qualify to buy Advisor Class shares of the Fund:

o Shares acquired by a financial intermediary in connection with its mutual fund trading platform that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA) that is not an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. Minimum initial investment: $50,000 for individual or multiple clients.


o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code
   (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan became eligible to purchase Advisor Class shares on May 1, 2007.


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.



BUYING SHARES


Effective May 2, 2002, the Balance Sheet Fund was closed to most new investors. The MicroCap Value Fund is currently closed to most new investors. Please see pages 9 and 30, respectively, for further information.

MINIMUM INVESTMENTS - CLASS A, C & R
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Employer Sponsored Retirement Plans,    no minimum
SIMPLE-IRAs, SEP-IRAs, SARSEPs or
403(b) plan accounts
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                no minimum
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 114). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------
                     Contact your            Contact your investment
                     investment              representative
THROUGH YOUR         representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
                     If you have another     Before requesting a
                     Franklin Templeton      telephone or online
BY PHONE/ONLINE      fund account with your  purchase into an
                     bank account            existing account,
(Up to $100,000 per  information on file,    please make sure we
shareholder per day) you may open a new      have your bank account
                     account by phone. At    information on file. If
1-800/632-2301       this time, a new        we do not have this
                     account may not be      information, you will
franklintempleton.   opened online.          need to send written
com                                          instructions with your
                     To make a same day      bank's name and address
NOTE: (1) CERTAIN    investment, your phone  and a voided check or
ACCOUNT TYPES ARE    order must be received  savings account deposit
NOT AVAILABLE FOR    and accepted by us by   slip. If the bank and
ONLINE ACCOUNT       1:00 p.m. Pacific time  Fund accounts do not
ACCESS AND (2) THE   or the close of the     have at least one
AMOUNT MAY BE        New York Stock          common owner, your
HIGHER FOR MEMBERS   Exchange, whichever is  written request must be
OF FRANKLIN          earlier.                signed by ALL fund AND
TEMPLETON VIP                                bank account owners,
SERVICESTM.  PLEASE                          and each individual
SEE PAGE 117 FOR                             must have his or her
MORE INFORMATION                             signature guaranteed.
REGARDING
ELIGIBILITY.                                 To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
BY MAIL                                      your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.
BY WIRE
                     Wire the funds and      To make a same day wire
1-800/632-2301       mail your signed        investment, the wired
(or 1-650/312-2000   application to          funds must be received
collect)             Investor Services.      and accepted by us by
                     Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day wire
                     investment, the wired
                     funds must be received
                     and accepted by us by
                     1:00 p.m. Pacific time or
                     the close of the New York
                     Stock Exchange, whichever
                     is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
                     Services at             Services at
BY EXCHANGE          1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
                     also may place an       may place an online
                     online exchange order.  exchange order.
franklintempleton.   The automated
com                  telephone system        (Please see page 121
                     cannot be used to open  for information on
                     a new account.          exchanges.)


                     (Please see page 121
                     for information on
                     exchanges.)
----------------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-7151
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week,
                            at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account in a Fund, please include your minimum initial investment with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040
Retirement Services       1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES


You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Except for certain investors as previously stated on pages 9 and 30, please keep in mind that if you sell all the shares in your Balance Sheet Fund or MicroCap Value Fund account, your account will be closed and you will not be able to buy additional Balance Sheet Fund or MicroCap Value Fund shares or to reopen your Balance Sheet Fund or MicroCap Value account. The Balance Sheet Fund and MicroCap Value Fund reserve the right to modify these policies at any time.


SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 117 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
BY MAIL               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------


                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The amount
franklintempleton.    may be higher for members of Franklin Templeton VIP
com                   ServicesTM. Please see page 117 for more information
                      regarding eligibility.


                      A check will be mailed to the name(s)
                      and address on the account, or a
                      pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

---------------------------------------------------------------
                      You can call, write, or visit us online
                      to have redemption proceeds sent to a
BY ELECTRONIC FUNDS   bank account. See the policies at left
TRANSFER (ACH)        for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
                      fund you are considering.  Prospectuses
BY EXCHANGE           are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------


                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-7151
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                             franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

CLASS A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

ADVISOR CLASS

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.
*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." Each Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in a Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o    imposing a redemption fee for short-term trading;
o monitoring to determine whether the application of fair value pricing procedures is warranted;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Funds' Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).


ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

Each Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

ACCOUNTS WITH LOW BALANCES

If your account has been open for more than one year and its value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and,
(2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 115).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Funds.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to a Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.


ALL CAP VALUE AND MIDCAP VALUE FUND
--------------------------------------------------------------
                             CLASS A    CLASS C    CLASS R
--------------------------------------------------------------
COMMISSION (%)               ---        1.00(3)    ---
Investment under $50,000     5.00       ---        ---
$50,000 but under $100,000   3.75       ---        ---
$100,000 but under $250,000  2.80       ---        ---
$250,000 but under $500,000  2.00       ---        ---
$500,000 but under $1        1.60       ---        ---
million
$1 million or more           up to      ---        ---
                             1.00(1)
12B-1 FEE TO DEALER          0.25(1,2)  1.00(4)    0.50

BALANCE SHEET FUND
-------------------------------------------------------------------------
                             CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00(3)    ---
Investment under $50,000     5.00       ---        ---        ---
$50,000 but under $100,000   3.75       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more           up to      ---        ---        ---
                             1.00(1)
12B-1 FEE TO DEALER          0.25(1)    0.25(5)    1.00(4)    0.50

LARGE CAP VALUE FUND
-------------------------------------------------------------------------
                             CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00(3)    ---
Investment under $50,000     5.00       ---        ---        ---
$50,000 but under $100,000   3.75       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more           up to      ---        ---        ---
                             1.00(1)
12B-1 FEE TO DEALER          0.25(1,2)  0.25(5)    1.00(4)    0.50

MICROCAP VALUE FUND
----------------------------------------
                             CLASS A
----------------------------------------
COMMISSION (%)               ---
Investment under $50,000     5.00
$50,000 but under $100,000   3.75
$100,000 but under $250,000  2.80
$250,000 but under $500,000  2.00
$500,000 but under $1        1.60
million
$1 million or more           up to
                             1.00(1)
12B-1 FEE TO DEALER          0.25(1)


-------------------------------------------------------------------------
SMALL CAP VALUE FUND         CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00(3)    ---
Investment under $50,000     5.00       ---        ---        ---
$50,000 but under $100,000   3.75       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more           up to      ---        ---        ---
                             1.00(1)
12B-1 FEE TO DEALER          0.35(1)     0.25(5)   1.00(4)    0.50

On accounts established prior to May 1, 2006, a dealer commission of up to 1% may be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.(1)

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. The All Cap Value Fund, Large Cap Value Fund and MidCap Value Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first
12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
5. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.


OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.


Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.

QUESTIONS


If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)


5620   Investment Company Act file  #811-05878                      FVIT P 03/08









FRANKLIN VALUE INVESTORS TRUST



FRANKLIN ALL CAP VALUE FUND - CLASS A, C, R & ADVISOR
FRANKLIN BALANCE SHEET INVESTMENT FUND - CLASS A, B, C, R &
ADVISOR
FRANKLIN LARGE CAP VALUE FUND - CLASS A, B, C, R & ADVISOR
FRANKLIN MICROCAP VALUE FUND - CLASS A & ADVISOR
FRANKLIN MIDCAP VALUE FUND - CLASS A, C, R & ADVISOR
FRANKLIN SMALL CAP VALUE FUND - CLASS A, B, C, R & ADVISOR

STATEMENT OF ADDITIONAL INFORMATION
MARCH 1, 2008


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-7151 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2008, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R)
(1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                               2
Officers and Trustees                                    20
Fair Valuation and Liquidity                             24
Proxy Voting Policies and Procedures                     25
Management and Other Services                            27
Portfolio Transactions                                   31
Distributions and Taxes                                  33
Organization, Voting Rights and
 Principal Holders                                       40
Buying and Selling Shares                                43
The Underwriter                                          50
Performance                                              52
Miscellaneous Information                                55
Description of Ratings                                   55


-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
-------------------------------------------------------------------

                                                     FVIT SAI 03/08


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.


FUNDAMENTAL INVESTMENT POLICIES

Each Fund may not:

1. Borrow money, except to the extent permitted by the Investment
Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission
(SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to
(i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or
(ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

FRANKLIN ALL CAP VALUE FUND (ALL CAP VALUE FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term total return.


FRANKLIN BALANCE SHEET INVESTMENT FUND (BALANCE SHEET FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is high total return, of which capital appreciation and income are components.



NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

The Fund may invest an unlimited amount of its total assets in the securities of companies, including small capitalization companies, that, in the opinion of the manager, represent an opportunity for (i) significant capital appreciation due to intrinsic values not reflected in the current market price of the securities and/or (ii) high income.

The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper, and notes. The mixture of common stocks, preferred stocks, and debt obligations will vary from time to time based upon the manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment goal.

An investment in the Fund involves certain speculative considerations and may involve a higher degree of risk than an investment in shares of more traditional open-end investment companies because the Fund may invest up to 100% of its assets in the securities of issuers (including closed-end funds) with less than three years' continuous operation.

FRANKLIN LARGE CAP VALUE FUND (LARGE CAP VALUE FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital appreciation.



FRANKLIN MICROCAP VALUE FUND (MICROCAP VALUE FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is high total return, of which capital appreciation and income are components.



NON-FUNDAMENTAL INVESTMENT POLICIES



The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper, and notes. The mixture of common stocks, preferred stocks, and debt obligations will vary from time to time based upon the manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment goal.

FRANKLIN MIDCAP VALUE FUND (MIDCAP VALUE FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term total return.



FRANKLIN SMALL CAP VALUE FUND (SMALL CAP VALUE FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term total return.



NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

2. The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.


3. The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.


4. The Fund may not invest more than 5% of its assets in securities of issuers with less than three years' continuous operation, including the operations of any predecessor companies.

5. The Fund may not hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 15% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in Restriction 1 above.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

In trying to achieve its investment goals, each Fund may invest
(unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

CONVERTIBLE SECURITIES Each Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLES. Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Each Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three- to four-year maturities, they typically have some built-in call protection for the first two to three years, investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein that may be similar to those described above in which a Fund may invest, consistent with its goal and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to a Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. Each Fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity securities" for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goal. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; and bankers' acceptances. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

It is possible that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of a Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DEPOSITARY RECEIPTS Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs) (collectively, depositary receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Depositary receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

DERIVATIVE SECURITIES Options, futures and options on futures are generally considered "derivative securities."

OPTIONS. Each Fund may write (sell) covered call options on any of the securities it owns that are listed for trading on a national securities exchange, and it may also buy listed call and put options on securities and securities indices for portfolio hedging purposes. Each Fund may also write covered call options and buy put options that are traded over-the-counter (OTC). A Fund will not invest in any stock options or stock index options, other than hedging or covered positions, if the option premiums paid on its open positions exceed 5% of the value of such Fund's total assets.

CALL OPTIONS. Call options are short-term contracts (generally having a duration of nine months or less) that give the buyer of the option the right to buy, and obligate the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

A call option written by a Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian bank.

PUT OPTIONS. Each Fund may also buy put options on common stock that it owns or may acquire them through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. A Fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

In the case of put options, any gain realized by a Fund will be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock exceeds the exercise price (or never declines below the exercise price), the Fund may suffer a loss equal to the amount of the premium it paid plus transaction costs. Subject to the same risks, the Fund may also close out its option positions before they expire by entering into a closing purchase transaction.

OPTIONS ON INDICES. Options on securities indices are similar to options on securities except, rather than the right to buy or sell particular securities at a specified price, options on a securities index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option. The cash received is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than on price movements in individual securities.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium paid by the purchaser of the option. The amount reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wants to terminate its obligation may effect a "closing purchase transaction." This is done by buying an option of the same series as the option previously written which will cancel the writer's position by the clearing corporation. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is done by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Each Fund may purchase call options on securities it intends to purchase to limit the risk of a substantial increase in the market price of the security or on securities indices. A Fund may also purchase call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

Each Fund may also purchase put options on securities and securities indices and enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the investment manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

FORWARD CONVERSIONS. In a forward conversion, a Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, a Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a Fund's return may depend in part on movements in the price of the underlying security.

FUTURES. The Large Cap Value, MidCap Value and Small Cap Value Funds may enter into contracts for the purchase or sale for future delivery of securities, contracts based upon financial indices, and buy options on such contracts (financial futures). Financial futures contracts are contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the seller has a contractual obligation to deliver the securities described in the contract at a specified price on a specified date. A "purchase" of a futures contract means the buyer has a contractual obligation to acquire the securities described in the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. At the present time, each Fund intends to limit these investments to no more than 5% of its net assets.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The Funds will not engage in transactions in futures contracts or related options for speculation. The Funds will not enter into any stock index future or related option if, immediately thereafter, more than one-third (1/3) of the Fund's net assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions, and premiums paid for related options, would exceed 5% of the market value of such Fund's total assets.

The purpose of the acquisition or sale of a futures contract is to attempt to protect a Fund from fluctuations in the price of a portfolio security without actually buying or selling the underlying security. To the extent a Fund enters into futures contracts or related options, it will deposit in a segregated account with its custodian bank cash or other U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to the change in value.

STOCK INDEX FUTURES CONTRACTS. Large Cap Value, MidCap Value and Small Cap Value Funds may purchase and sell stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and the Funds may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

These Funds may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goal and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its prospectus or SAI, if appropriate.

A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of the index or such underlying securities, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by a Fund of options on stock indices, financial futures and other options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or in a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

When a Fund writes (sells) covered call options, it will receive a cash premium that can be used in whatever way the manager believes is most beneficial to the Fund. The risks associated with covered option writing are that in the event of a price increase on the underlying security that would likely trigger the exercise of the call option, a Fund will not participate in the increase in price beyond the exercise price. It will generally be each Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of the Fund buying an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as the writer of the option. The premium that a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both buying and selling options is that a Fund may not be able to effect a closing purchase transaction at a time when it wishes to do so or at an advantageous price. There is no assurance that a liquid market will exist for a given contract or option at any particular time. To mitigate this risk, a Fund will ordinarily buy and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although, of course, the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer of such an option continues, a Fund will have retained the risk of loss should the price of the underlying security decline. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all such options that are held at any time will not exceed 20% of a Fund's total assets.

OTC options may be subject to more risks than exchange-traded options because OTC options are arranged with dealers, not with a clearing corporation, and because pricing of OTC options is typically done by reference to information from market makers. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Each Fund does not believe that these trading and positions limits will have an adverse impact on its strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although each Fund believes that it will benefit from the use of such contracts, if the manager's judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. Each Fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.


FOREIGN SECURITIES Each Fund may invest in foreign securities if these investments are consistent with the Fund's investment goal. A Fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. Each Fund may invest up to 25% of its total assets in foreign securities.


The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

A Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit a Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime;
(iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody;
(vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY. Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and such Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

ILLIQUID INVESTMENTS Each Fund's current policy is not to invest more than 15% of its net assets (10% in the case of the Balance Sheet Fund) in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

LOAN PARTICIPATIONS Through a loan participation, a Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, a Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent the borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Many loan participations are illiquid and therefore will be included in a Fund's limitation on illiquid investments.


LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 25% of the value of Balance Sheet, MicroCap Value and Small Cap Value Funds' total assets and 33 1/3% of All Cap Value, Large Cap Value and MidCap Value Funds' total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% (102% for Balance Sheet Fund) of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.


Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


LOWER RATED SECURITIES Each Fund may invest up to 25% of its total assets in lower rated, fixed-income and convertible securities (those rated BB or lower by Standard & Poor's (S&P(R)) or Ba or lower by Moody's Investors Service (Moody's)) and unrated securities of comparable quality that the manager believes possess intrinsic values in excess of the current market prices of those securities. Lower rated bonds are commonly called "junk bonds." Lower rated securities are considered by S&P, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and they generally involve more credit risk than securities in the higher rating categories. Lower rated securities in which the Fund may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears.


Because each Fund may invest in securities below investment grade, an investment in a Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates.
Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for a Fund.

The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a Fund to manage the timing of its income. Under the Internal Revenue Code and U.S. Treasury regulations, a Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, a Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund's portfolio.

Each Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933
Act), which entails special responsibilities and liabilities. A Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

A Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. Each Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

Each Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, a Fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Current federal income tax law requires a holder of a zero-coupon security to report as income each year the portion of original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year. Pay-in-kind securities pay interest by issuing more bonds. The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Each Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

OTHER INVESTMENT COMPANIES Under the 1940 Act a Fund may not acquire shares of another investment company if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of that investment company, (ii) securities issued by that investment company having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by that investment company and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets.

EXCHANGE-TRADED FUNDS. Each Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold shares of all of the companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although each Fund, like most other investors in ETFs, intend to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the manager believes it is in the Fund's best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

CLOSED-END FUNDS. Each Fund may invest in the securities of closed-end management investment companies that the Fund's manager believes are currently undervalued in the marketplace.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RESTRICTED SECURITIES Some of the securities each Fund buys may be considered "restricted securities." Restricted securities are securities with legal or contractual restrictions on resale, including securities that are not registered under the 1933 Act. Securities not registered under the 1933 Act may not be sold without first being registered, unless there is an available exemption under the 1933 Act. Normally the costs of registering these securities are borne by the issuer. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than similar securities that are not restricted.

As with other securities in a Fund's portfolio, if no readily available market quotations exist for restricted securities, they will be valued at fair value in accordance with procedures adopted by the board of trustees. If a Fund suddenly has to sell restricted securities, time constraints or a lack of interested, qualified buyers may prevent the Fund from receiving the carrying value of the securities at the time of the sale. Alternatively, the manager may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.


The board of trustees has authorized each Fund to invest in restricted securities and to consider them liquid (and thus not subject to the 15% limitation on illiquid securities) to the extent the manager determines that there is a liquid institutional or other market for these securities. For example, restricted securities may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and in some cases a liquid institutional market has developed.


On an ongoing basis, the board of trustees will review the manager's decisions to treat restricted securities as liquid - including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security can be considered liquid, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security, (ii) the number of dealers willing to buy or sell the security and the number of potential buyers,
(iii) dealer undertakings to make a market in the security, and
(iv) the nature of the security and nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed to be liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

SHORT-SELLING In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at this time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

In addition to the short sales discussed above, a Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. Each Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.


No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. In addition, short sales of the securities of any single issuer, which must be listed on a national exchange, may not exceed 5% of the Fund's net assets or 5% of any class of such issuer's securities in the case of Balance Sheet and MicroCap Value Funds, and 2% of the Fund's net assets or 2% of any class of such issuer's securities in the case of All Cap Value, Large Cap Value, MidCap Value and Small Cap Value Funds.


Each Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). This segregated account will be marked-to-market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

STANDBY COMMITMENT AGREEMENTS If a Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. A Fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

Each Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the Fund. A Fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If a Fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on a Fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRUCTURED NOTES Each Fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in certain rates of interest or other external events.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include: (i) securities of the U.S. government and certain of its agencies and instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S. government; (ii) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association); (iii) bank obligations, including negotiable or non-negotiable CDs (subject to the 15% aggregate limit (10% in the case of Balance Sheet Fund) on a Fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by these types of obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these types of obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (iv) commercial paper considered by the manager to be of high quality, which must be rated within the two highest rating categories by S&P or Moody's or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and (v) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by the manager to be high grade or that are rated within the two highest rating categories by S&P or Moody's. The manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TRADE CLAIMS Each Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market, but the board of trustees will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

VALUE INVESTING Each Fund's emphasis on securities believed to be undervalued by the market uses a technique that requires not only the resources to undertake extensive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Fund or that the Fund will achieve its investment goal.

WARRANTS A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. Further, each Fund does not intend to invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) that are not listed on the New York or American Stock Exchanges.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS are arrangements under which a Fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally within 15 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment goals and policies, and not for the purpose of investment leverage. Although a Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When a Fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the cash payment date) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO
HOLDINGS   The Trust's overall policy with respect to the release
of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end


o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK:
      Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING
      FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL
      Counsel: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and RiskMetrics Group; BROKERAGE ANALYTICAL SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL
      PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc; and CLASS B SHARE FINANCING: Lightning Asset Finance Limited.


In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);

o The recipient agrees not to trade on the non-public information received; and

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.


In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisors to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.


The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------


                                     NUMBER
                                       OF
                                    PORTFOLIOS
                                     IN FUND
                                     COMPLEX
 NAME, YEAR                          OVERSEEN        OTHER
OF BIRTH AND              LENGTH OF  BY BOARD    DIRECTORSHIPS
   ADDRESS     POSITION  TIME SERVED  MEMBER*        HELD
-----------------------------------------------------------------

Frank T.      Trustee    Since 1989      7     None
Crohn (1924)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Eastport Lobster & Fish Company; and FORMERLY, Director, Unity Mutual Life Insurance Company (until May 2006); Chief Executive Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until 1997).
-----------------------------------------------------------------

Burton J.     Lead       Trustee     14        Franklin
Greenwald     Independentsince 2001            Templeton
(1929)        Trustee    and Lead              Emerging Markets
One Franklin             Independent           Debt
Parkway                  Trustee               Opportunities
San Mateo,               since                 Fund PLC and
CA 94403-1906            December              Fiduciary
                         2007                  International
                                               Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.
-----------------------------------------------------------------

Charles       Trustee    Since 1989  14        None
Rubens II
(1930)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-----------------------------------------------------------------

Robert E.     Trustee    Since 2004  34        El Oro and
Wade (1946)                                    Exploration Co.,
One Franklin                                   p.l.c.
Parkway                                        (investments)
San Mateo,                                     and ARC Wireless
CA 94403-1906                                  Solutions, Inc.
                                               (wireless
                                               components and
                                               network
                                               products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------


                                     NUMBER
                                       OF
                                    PORTFOLIOS
                                     IN FUND
                                     COMPLEX
 NAME, YEAR                          OVERSEEN        OTHER
OF BIRTH AND              LENGTH OF  BY BOARD    DIRECTORSHIPS
   ADDRESS     POSITION  TIME SERVED  MEMBER*        HELD
-----------------------------------------------------------------

**William J.  Trustee,   Trustee     7         None
Lippman       President  and
(1925)        and Chief  President
One Parker    Executive  since 1989
Plaza, 9th    Officer -  and Chief
Floor         Investment Executive
Fort Lee, NJ  Management Officer -
07024-2920               Investment
                         Management
                         since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

James M.      Chief      Chief       Not       Not Applicable
Davis         Compliance Compliance  Applicable
(1952)        Officer    Officer
One Franklin  and Vice   since 2004
Parkway       President  and Vice
San Mateo,    -          President
CA 94403-1906 AML        -
              Compliance AML
                         Compliance
                         since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------

Laura         Chief        Since     Not       Not Applicable
Fergerson     Financial    February  Applicable
(1962)        Officer and  2008
One Franklin  Chief
Parkway       Accounting
San Mateo,    Officer
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Jimmy D.      Vice       Since       Not       Not Applicable
Gambill       President  February    Applicable
(1947)                   2008
500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice       Since 2000  Not       Not Applicable
Goss (1947)   President              Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Steven J.     Secretary  Since 2005  Not       Not Applicable
Gray (1955)                          Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; Secretary, Franklin Advisory Services, LLC,
Franklin Mutual Advisers, LLC and Franklin Distributors, Inc.;
and officer of 41 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------

Rupert H.     Vice       Since 1989  Not       Not Applicable
Johnson, Jr.  President              Applicable
(1940)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Gregory R.    Treasurer  Since 2007  Not       Not Applicable
Seward                               Applicable
(1956)
500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------

Karen L.      Vice       Since 2006  Not       Not Applicable
Skidmore      President              Applicable
(1952)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; and officer of 30 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

Craig S.      Vice       Since 2005  Not       Not Applicable
Tyle          President              Applicable
(1960)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin
Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel,
Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------

Galen G.      Senior     Since       Not       Not Applicable
Vetter (1951) Vice       February    Applicable
500 East      President  2008
Broward       and Chief
Blvd.         Executive
Suite 2100    Officer -
Fort          Finance
Lauderdale,   and
FL 33394-3091 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC;
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Managing
Director, RSM McGladrey, Inc. (1999-2004); and Partner,
McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------


* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin
Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.


Note: Officer information is current as of the date of this SAI.
It is possible that after this date, information about officers may change.

The Trust pays noninterested board members $8,000 per quarter plus $3,925 per meeting attended. The Trust's lead independent trustee who serves as lead trustee for one other fund in Franklin Templeton Investments is paid an annual supplemental retainer of $15,000, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank T. Crohn, who serves as chairman of the Audit Committee of the Trust and one other fund in Franklin Templeton Investments, receives an additional fee of $5,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                    NUMBER OF
                      TOTAL        TOTAL FEES       BOARDS IN
                      FEES       RECEIVED FROM      FRANKLIN
                      RECEIVED      FRANKLIN        TEMPLETON
                      FROM THE     TEMPLETON     INVESTMENTS ON
        NAME          TRUST(1)   INVESTMENTS(2)    WHICH EACH
                         ($)          ($)           SERVES(3)
-----------------------------------------------------------------
Frank T. Crohn          70,694        93,500            2
Burton J. Greenwald     65,073       211,667            4
Charles Rubens II       65,073       205,667            4
Leonard Rubin(4)         8,147         6,945           N/A
Robert E. Wade(5)       65,073       474,517           18

1. For the fiscal year ended October 31, 2007.
2. For the calendar year ended December 31, 2007.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased, January 25, 2007.
5. Mr. Wade also is an independent board member of Franklin Mutual Series Fund Inc. and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Trustees of Franklin Value Investors Trust also constitute all the mutual fund board members of Franklin Managed Trust and have historically followed a policy of having substantial investments in one or more of these six Funds as is consistent with their individual financial goals. Effective December 1, 2005, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a trustee of Franklin Value Investors Trust and Franklin Managed Trust (excluding committee fees) in shares of one or more of such funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid such board member for service on those funds. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on December 1, 2005 are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2007.

INDEPENDENT BOARD MEMBERS
--------------------------

                                                 AGGREGATE
                                               DOLLAR RANGE OF
                                           EQUITY SECURITIES IN
                                            ALL FUNDS OVERSEEN
                        DOLLAR RANGE          BY THE BOARD
                          OF EQUITY           MEMBER IN THE
NAME OF               SECURITIES IN EACH    FRANKLIN TEMPLETON
BOARD MEMBER          SERIES OF THE TRUST     FUND COMPLEX
-----------------------------------------------------------------
Frank T. Crohn         All Cap Value Fund        Over $100,000
                         Over $100,000

                       Balance Sheet Fund
                         Over $100,000

                      Large Cap Value Fund
                       $50,001 - $100,000

                      MicroCap Value Fund
                         Over $100,000

                       MidCap Value Fund
                       $50,001 - $100,000

                      Small Cap Value Fund
                       $50,001 - $100,000


Burton J. Greenwald    All Cap Value Fund        Over $100,000
                         Over $50,001 -
                            $100,000

                       Balance Sheet Fund
                         Over $100,000

                      MicroCap Value Fund
                         Over $100,000


Charles Rubens II      Balance Sheet Fund        Over $100,000
                         Over $100,000

                      Large Cap Value Fund
                         Over $100,000

                      MicroCap Value Fund
                         Over $100,000

                       MidCap Value Fund
                         Over $100,000

                      Small Cap Value Fund
                         Over $100,000


Robert E. Wade         Balance Sheet Fund        Over $100,000
                       $50,001 - $100,000

                      Large Cap Value Fund
                       $50,001 - $100,000

                      MicroCap Value Fund
                         Over $100,000

                       MidCap Value Fund
                       $50,001 - $100,000

                      Small Cap Value Fund
                       $10,001 - $50,000


INTERESTED BOARD MEMBER
-----------------------

                                                 AGGREGATE
                                               DOLLAR RANGE OF
                                           EQUITY SECURITIES IN
                                            ALL FUNDS OVERSEEN
                        DOLLAR RANGE          BY THE BOARD
                          OF EQUITY           MEMBER IN THE
NAME OF               SECURITIES IN EACH    FRANKLIN TEMPLETON
BOARD MEMBER          SERIES OF THE TRUST     FUND COMPLEX
-----------------------------------------------------------------
William J. Lippman     All Cap Value Fund        Over $100,000
                       $50,001 - $100,000

                       Balance Sheet Fund
                          Over $100,000

                      Large Cap Value Fund
                          Over $100,000

                       MicroCap Value Fund
                          Over $100,000

                        MidCap Value Fund
                          Over $100,000

                      Small Cap Value Fund
                          Over $100,000
--------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit and the Nominating Committees are comprised of the following independent trustees of the Trust: Frank T. Crohn, Burton J. Greenwald, Charles Rubens II and Robert E. Wade.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and
(g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended October 31, 2007, the Audit
Committee met four times; the Nominating Committee met three times.



FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Funds and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager "Franklin Advisory Services, LLC" in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin
Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations,
recordkeeping and vote disclosure services.   In addition, the
manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision.
The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Funds for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.


BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. The manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of a Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisory Services, LLC. The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute each Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by a Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


MANAGEMENT FEES  The All Cap Value Fund and the Large Cap Value
Fund each pay the manager a fee equal to an annual rate of:

o  0.550% of the value of its net assets up to and including
   $500 million;
o 0.450% of the value of its net assets over $500 million up to and including $1 billion;
o 0.400% of the value of its net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of its net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of its net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of its net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of its net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of its net assets over $19 billion up to and including $21.5 billion; and
o  0.270% of the value of its net assets over $21.5 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the All Cap
Value Fund and Large Cap Value Fund's shares pays its proportionate share of such Fund's fee.


The Balance Sheet Fund pays the manager a fee equal to an annual rate of:


o 0.625% of the value of net assets up to and including $100 million;
o 0.500% of the value of its net assets over $100 million and not over $250 million;
o 0.450% of the value of its net assets over $250 million and not over $7.5 billion;
o 0.440% of the value of its net assets over $7.5 billion and not over $10 billion;
o 0.430% of the value of its net assets over $10 billion and not over $12.5 billion;
o 0.420% of the value of its net assets over $12.5 billion and not over $15 billion; and
o 0.400% of the value of its net assets in excess of $15 billion.


The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Balance
Sheet Fund's shares pays its proportionate share of the fee.



The MicroCap Value Fund pays the manager a fee equal to an annual rate of 0.75% of the Fund's average daily net assets. The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the MicroCap Value Fund's shares pays its proportionate share of the fee.

The MidCap Value Fund pays the manager a fee equal to an annual rate of:

o   0.750% of the value of its net assets up to and including
    $500 million;
o 0.650% of the value of its net assets over $500 million up to and including $1 billion;
o 0.600% of the value of its net assets over $1 billion up to and including $1.5 billion;
o 0.550% of the value of its net assets over $1.5 billion up to and including $6.5 billion;
o 0.525% of the value of its net assets over $6.5 billion up to and including $11.5 billion;
o 0.500% of the value of its net assets over $11.5 billion up to and including $16.5 billion;
o 0.490% of the value of its net assets over $16.5 billion up to and including $19 billion;
o 0.480% of the value of its net assets over $19 billion up to and including $21.5 billion; and
o   0.470% of the value of its net assets over $21.5 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the MidCap Value
Fund's shares pays its proportionate share of the fee.

The Small Cap Value Fund pays the manager a fee equal to an annual rate of:

o 0.75% on the first $500 million of the average daily net assets of the Fund;
o 0.625% on the next $500 million of the average daily net assets of the Fund; and
o 0.50% on the average daily net assets of the Fund in excess of $1 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Small Cap
Value Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Funds paid the following management fees:


                                 MANAGEMENT FEES PAID ($)
                                -------------------------
                            2007          2006            2005
---------------------------------------------------------------------
All Cap Value Fund(1)             0        N/A            N/A
Balance Sheet Fund(2)    23,561,200    21,983,230      20,273,520
Large Cap Value           1,442,329     1,340,856       1,241,015
Fund(3)
MicroCap Value Fund(4)    3,569,494     3,248,206       2,999,822
MidCap Value Fund(5)        507,862       120,655               0
Small Cap Value           8,025,764     6,514,143       4,808,360
Fund(6)

1. For the period from June 1, 2007, through October 31, 2007, management fees, before any advance waiver, totaled $13,495. Under an agreement by the manager to waive its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the All Cap Value Fund paid no management fees.
2. For the fiscal years ended October 31, 2007, 2006 and 2005, management fees, before any reduction, totaled $24,237,325, $22,588,657 and $20,874,208, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Balance Sheet Fund paid the management fees shown.
3. For the fiscal years ended October 31, 2007, 2006 and 2005, management fees, before any reduction, totaled $1,500,255, $1,429,746 and $1,359,344, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Large Cap Value Fund paid the management fees shown.
4. For the fiscal years ended October 31, 2007, 2006 and 2005, management fees, before any reduction, totaled $3,876,056, $3,536,567 and $3,338,224, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the MicroCap Value Fund paid the management fees shown.
5. For the fiscal years ended October 31, 2007 and 2006 and the period from July 1, 2005, through October 31, 2005, management fees, before any advance waiver, totaled $557,766, $256,236 and $23,708, respectively. Under an agreement by the manager to waive its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the MidCap Value Fund paid the management fees shown.
6. For the fiscal years ended October 31, 2007, 2006 and 2005, management fees, before any reduction, totaled $8,454,175, $6,877,104 and $5,092,190, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Small Cap Value Fund paid the management fees shown.

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of October 31, 2007.


The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


---------------------------------------------------------------------
                     ASSETS     NUMBER OF  ASSETS     NUMBER
                     OF OTHER   OTHER      OF OTHER   OF       ASSETS
          NUMBER     REGISTERED POOLED     POOLED     OTHER    OF
          OF OTHER   INVESTMENT INVESTMENT INVESTMENT ACCOUNTS OTHER
          REGISTERED COMPANIES  VEHICLES   VEHICLES   MANAGED  ACCOUNTS
          INVESTMENT MANAGED    MANAGED(2) MANAGED             MANAGED
          COMPANIES  (X $1                 (X $1               (X $1
NAME      MANAGED(1) MILLION)(1)           MILLION)(2)         MILLION)
---------------------------------------------------------------------

Bruce C.      5      6,915.1      1        629.5       0       N/A
Baughman

Samuel        0        N/A        0         N/A        0       N/A
R. Kerner

William       9      8,256.3      1        629.5       0       N/A
J.
Lippman

Margaret      4      6,832.5      0         N/A        0       N/A
McGee

Steven        0        N/A        0         N/A        0       N/A
B.
Raineri

Y. Dogan      0        N/A        0         N/A        0       N/A
Sahin

Donald        4      6,832.5      1        629.5       0       N/A
G. Taylor


1. These figures represent registered investment companies other than the Funds that are included in this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Funds may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Funds and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Funds. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION.   The manager seeks to maintain a compensation
program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY  Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of October 31, 2007 (such amounts may change from time to time):


      PORTFOLIO MANAGER  DOLLAR RANGE OF FUND
                         SHARES BENEFICIALLY
                                OWNED
      -----------------------------------------
      Bruce C. Baughman   All Cap Value Fund
                          $10,001 - $50,000

                          Balance Sheet Fund
                         $100,001 - $500,000

                         Large Cap Value Fund
                          $50,001 - $100,000

                         MicroCap Value Fund
                        $500,001 - $1,000,000

                          MidCap Value Fund
                          $50,001 - $100,000

                         Small Cap Value Fund
                          $10,001 - $50,000


      Samuel R. Kerner    MidCap Value Fund
                          $10,001 - $50,000


      William J.          All Cap Value Fund
      Lippman             $50,001 - $100,000

                          Balance Sheet Fund
                         $100,001 - $500,000

                         Large Cap Value Fund
                         $100,001 - $500,000

                         MicroCap Value Fund
                         $100,001 - $500,000

                          MidCap Value Fund
                         $100,001 - $500,000

                         Small Cap Value Fund
                         $100,001 - $500,000


      Margaret McGee      All Cap Value Fund
                          $50,001 - $100,000

                          Balance Sheet Fund
                         $100,001 - $500,000

                         Large Cap Value Fund
                         $100,001 - $500,000

                         MicroCap Value Fund
                         $100,001 - $500,000

                          MidCap Value Fund
                          $50,001 - $100,000

                         Small Cap Value Fund
                         $100,001 - $500,000


      Steven B. Raineri   All Cap Value Fund
                          $10,001 - $50,000


      Y. Dogan Sahin     Small Cap Value Fund
                          $10,001 - $50,000


      Donald G. Taylor   Large Cap Value Fund
                             $1 - $10,000

                         MicroCap Value Fund
                        $500,001 - $1,000,000

                         Small Cap Value Fund
                         $100,001 - $500,000


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund. FT Services has agreements with the All Cap Value Fund, Large Cap Value Fund and MidCap Value Fund to provide certain administrative services and facilities for the All Cap Value Fund, Large Cap Value Fund and MidCap Value Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES  The manager (on behalf of the Balance Sheet
Fund, MicroCap Value Fund and Small Cap Value Fund) pays FT
Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of each Fund's average daily net assets over $1.2 billion.


The All Cap Value Fund, Large Cap Value Fund and MidCap Value
Fund each pay FT Services a monthly fee equal to an annual rate of 0.20% of such Fund's average daily net assets.

For the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:

                               ADMINISTRATION FEES PAID ($)
                               ----------------------------
                            2007          2006            2005
---------------------------------------------------------------------
Balance Sheet Fund       4,570,252      4,302,578      4,029,008
MicroCap Value Fund        727,978        666,644        633,038
Small Cap Value Fund     1,565,383      1,286,352        979,141

For the last three fiscal years ended October 31, the All Cap
Value Fund, Large Cap Value Fund and MidCap Value Fund paid FT
Services the following administration fees:

                               ADMINISTRATION FEES PAID ($)
                               ----------------------------
                            2007          2006           2005
-------------------------------------------------------------------
All Cap Value Fund(1)           0          N/A           N/A
Large Cap Value Fund      545,547        519,908       494,581
MidCap Value Fund(2)            0              0             0

1. For the period from June 1, 2007 through October 31, 2007, administration fees, before any advance waiver totaled $4,907.
2. For the fiscal years ended October 31, 2007 and 2006 and the period from July 1, 2005, through October 31, 2005, administration fees, before any advance waiver, totaled $148,737, $68,329 and $6,322, respectively. Under an agreement by FT Services to waive its fees, the MidCap Value Fund paid the administration fees shown.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.

Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with a Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute each Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause a Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended October 31, the Funds paid the following brokerage commissions:


                               BROKERAGE COMMISSIONS ($)
                               -------------------------
                            2007          2006            2005
---------------------------------------------------------------------
All Cap Value Fund          4,767(1)       N/A            N/A
Balance Sheet Fund        386,643        459,563        451,740
Large Cap Value Fund       56,698         35,617         47,378
MicroCap Value Fund       116,550         64,543        130,629
MidCap Value Fund          19,048         11,192          3,662(2)
Small Cap Value Fund      324,645        222,920        265,622

1. For the period from June 1, 2007, through October 31, 2007.
2. For the period from July 1, 2005, through October 31, 2005.

For the fiscal year ended October 31, 2007, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                            AGGREGATE
                           BROKERAGE        PORTFOLIO
                          COMMISSIONS      TRANSACTIONS
                              ($)              ($)
-----------------------------------------------------------
All Cap Value Fund            2,638          5,322,072
Balance Sheet Fund          205,351        337,213,234
Large Cap Value Fund         36,130        100,320,198
MicroCap Value Fund          64,818         38,517,556
MidCap Value Fund             6,507         16,538,069
Small Cap Value Fund        188,392        184,238,177

As of October 31, 2007, the Large Cap Value Fund owned the following securities issued by its regular broker-dealers:

                                AGGREGATE
                                 VALUE
   REGULAR BROKER-DEALER          ($)
--------------------------------------------
Lehman Brothers Holdings Inc.  3,484,000
Morgan Stanley                 3,027,000


Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to nonresident alien withholding for most non-U.S. investors. See the section on "Non-U.S. investors" for more information on interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar years 2008 through 2010 is further reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

RETURNS OF CAPITAL If a Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES The next four paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.



PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. If a Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.


You should also be aware that a Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow a Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you:


o as ordinary income, qualified dividends, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or
o as an interest-related or short-term capital gain dividend if you are a non-U.S. investor,

a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a new Fund, the All Cap Fund intends to qualify and elect to be treated as a regulated investment company for its first taxable year.

As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS

REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;


o 98% of its capital gain net income earned during the 12-month period ending October 31; and


o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

TAX REPORTING FOR INCOME AND EXCISE TAX YEARS. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if a Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, the Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


For the Balance Sheet, Large Cap and Small Cap Funds, the automatic conversion of Class B shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. Shareholders should talk to their tax advisors regarding the state and local tax consequences of this or any other conversion of shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct Social Security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S.
   resident alien).

The Fund also must withhold if the IRS instructs it to do so.
When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o  dividends paid by DOMESTIC corporations, and
o  dividends paid by qualified FOREIGN corporations, including:
   -  corporations incorporated in a possession of the U.S.,
   - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
   - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar years 2008 through 2010 is further reduced from 5% to 0%.


Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.


Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because a significant portion of the income of each Fund generally is derived from investments in domestic securities, it is anticipated that most, if not all, of the dividends paid by a Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


DERIVATIVES. Each Fund is permitted to invest in certain derivative contracts, including options on securities and securities indices, forward contracts, foreign currency contracts, and options and futures contracts on foreign currencies (except the All Cap Fund with respect to foreign currencies and options and futures on foreign currencies). The Large Cap, MidCap and Small Cap Funds are also permitted to invest in options on financial and other futures contracts, and stock index futures contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.


SHORT SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

SECURITIES LENDING TRANSACTIONS. A Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.


TAX STRADDLES. A Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If a Fund invests in these securities or if its risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC CONVERTIBLE SECURITIES. Each Fund is permitted to invest in synthetic convertible securities comprised of two distinct security components: a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.


STRUCTURED INVESTMENTS. Each Fund is permitted to invest in instruments that are designed to restructure the investment characteristics of particular groups of securities. For example, each Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. A Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. These obligations may not pay current interest, but may be subject to tax rules that require a Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS
SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING
AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED
TO YOU.


EXCESS INCLUSION INCOME OF CERTAIN TAX-EXEMPT SHAREHOLDERS FROM
AN INVESTMENT BY THE FUND IN REITS AND REMIC RESIDUAL INTERESTS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a REIT (Real Estate Investment Trust) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by a Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.

Under guidance recently issued by the IRS, each Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a "disqualified organization." Disqualified organizations generally include certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on their unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee on behalf of the disqualified organization. Each Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with a Fund's receipt of excess inclusion income. However, to the extent permissible under the Investment Company Act of 1940, as amended, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.


In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, each Fund must report excess inclusion income to shareholders in two cases:

o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Any excess inclusion income realized by a Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from a Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of a Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of their Fund's income may be considered excess inclusion income.

Compliance with these requirements will require each Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that a Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. Each Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

CAPITAL GAIN DISTRIBUTIONS AND SHORT-TERM CAPITAL GAIN DIVIDENDS. Dividends designated by each Fund as either (i) a capital gain distribution from long-term capital gains, or (ii) a short-term capital gain dividend (other than long- or short-term capital gains realized on disposition of U.S. real property interests - see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

INTEREST-RELATED DIVIDENDS. Interest-related dividends designated and paid by a Fund from qualified net interest income are not subject to U.S. withholding tax. Each Fund's qualified net interest income equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by each Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, each Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When a Fund has designated interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com (under the Fund's Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

OTHER INCOME DIVIDENDS AND EFFECTIVELY CONNECTED INCOME. Income dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. ESTATE TAX. The Code also provides for a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset FOR THESE FUNDS on October 31, 2008. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2007. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise their Funds of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


INVESTMENT IN U.S. REAL PROPERTY. The Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest (USRPI) by a REIT, or by a USRPI in which a Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a REIT if all of the following requirements are met:

o  The RIC is classified as a qualified investment entity. A
   RIC is classified as a "qualified investment entity" with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and


o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.


If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends [rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend] subject to withholding at the 30% or lower treaty withholding rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.


U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The Funds are diversified series of Franklin Value Investors Trust (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on September 11, 1989, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets if you are held personally liable for obligations of the Funds. The Declaration of Trust provides that the Funds shall, upon request, assume the defense of any claim made against you for any act or obligation of the Funds and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Funds may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Funds as investment companies, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and each Fund itself is unable to meet its obligations.


The All Cap Value Fund and MidCap Value Fund currently offer four classes of shares, Class A, Class C, Class R and Advisor Class. The Balance Sheet Fund, Large Cap Value Fund and Small Cap Value Fund currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The MicroCap Value Fund currently offers two classes of shares, Class A and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The All Cap Value Fund began offering Class A, Class C, Class R and Advisor Class shares on June 1, 2007. The Funds may offer additional classes of shares in the future. The full title of each class is:

o     Franklin All Cap Value Fund - Class A
o     Franklin All Cap Value Fund - Class C
o     Franklin All Cap Value Fund - Class R
o     Franklin All Cap Value Fund - Advisor Class


o     Franklin Balance Sheet Investment Fund - Class A
o     Franklin Balance Sheet Investment Fund - Class B
o     Franklin Balance Sheet Investment Fund - Class C
o     Franklin Balance Sheet Investment Fund - Class R
o     Franklin Balance Sheet Investment Fund - Advisor Class

o     Franklin Large Cap Value Fund - Class A
o     Franklin Large Cap Value Fund - Class B
o     Franklin Large Cap Value Fund - Class C
o     Franklin Large Cap Value Fund - Class R
o     Franklin Large Cap Value Fund - Advisor Class

o     Franklin MicroCap Value Fund - Class A
o     Franklin MicroCap Value Fund - Advisor Class

o     Franklin MidCap Value Fund - Class A
o     Franklin MidCap Value Fund - Class C
o     Franklin MidCap Value Fund - Class R
o     Franklin MidCap Value Fund - Advisor Class

o     Franklin Small Cap Value Fund - Class A
o     Franklin Small Cap Value Fund - Class B
o     Franklin Small Cap Value Fund - Class C
o     Franklin Small Cap Value Fund - Class R
o     Franklin Small Cap Value Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 1, 2008, the principal shareholders of the Funds, beneficial or of record, were:

 NAME AND ADDRESS             SHARE CLASS   PERCENTAGE
                                                (%)
 --------------------------------------------------------
 ALL CAP VALUE FUND
 Franklin Advisers, Inc.           A           23.17
 One Franklin Parkway
 San Mateo, CA  94406-1906

 Franklin Advisers, Inc.           R          100.00
 One Franklin Parkway
 San Mateo, CA  94406-1906

 Franklin Templeton Bank &      Advisor        10.15
 Trust Cust. for the IRA of
 Charles Rubens II
 One Franklin Parkway
 San Mateo, CA 94403-1906

 William J. Lippman             Advisor        10.10
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 Margaret McGee                 Advisor         5.40
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 Frank T. Crohn                 Advisor        10.30
 One Franklin Parkway
 San Mateo, CA 94403-1906

 Peter D. Jones                 Advisor        10.88
 100 Fountain Parkway
 St. Petersburg, FL
 33716-1205

 Franklin Templeton Bank &      Advisor        17.49
 Trust Custodian for the IRA
 of
 Edward V. McVey
 93 Plaza De Las Flores
 San Juan Capistrano, CA
 92675-1757

 BALANCE SHEET FUND
 John Hancock Life Insurance       A           12.84
 Co. USA
 RPS SEG Funds & Accounting
 ET-7
 601 Congress Street
 Boston, MA  02210-2804

 Nationwide Trust Company FSB      A            6.09
 C/O IPO Portfolio Accounting
 P.O. Box 182029
 Columbus, OH  43218-2029

 Delaware Charter Guarantee        R           11.23
 Trust
 FBO Various Qualified Plans
 711 High Street
 Des Moines, IA  50309-2732

 ING Insurance & Annuity Co.       R           35.42
 Separate Account F
 1 Orange Way
 Windsor, CT  06095-4773

 ING National Trust                R           26.69
 1 Orange Way
 Windsor, CT  06095-4773

 NFS LLC FEBO FIIOC as Agent    Advisor        14.10
 for Qualified Employee
 Benefit Plans 401K
 FINOPS-IC Funds
 100 Magellan Way KW1C
 Covington, KY  41015

 First Trust National           Advisor         7.46
 Association
 FBO Orlando Regional
 Healthcare System
 Retirement Savings Plan 401A
 c/o Great-West
 8515 E. Orchard Rd. 2T2
 Greenwood Village, CO
 80111-5002

 LARGE CAP VALUE FUND
 Orchard Trust Company FBO         R           11.33
 Modern Poured Walls Inc.
 401K
 c/o Fascore LLC
 8515 E. Orchard Rd. 2T2
 Greenwood Village, CO
 80111-5002

 Orchard Trust Company             R            6.16
 FBO Applied Management
 Systems Inc.
 c/o Fascore LLC
 8515 E. Orchard Rd. 2T2
 Greenwood Village, CO
 80111-5002

 Franklin Templeton Bank &      Advisor         5.66
 Trust Custodian for the IRA
 of
 Charles Rubens II
 One Franklin Parkway
 San Mateo, CA 94403-1906

 Nationwide Trust Company       Advisor        56.23
 FBO Franklin Templeton
 Profit Sharing 401(k) Plan
 98 San Jacinto Blvd. Ste.
 1100
 Austin, TX  78701-4255

 MICROCAP VALUE FUND
 Franklin Templeton Trust       Advisor         9.69
 Services FBO
 Rupert H. Johnson, Jr.
 One Franklin Parkway
 San Mateo, CA 94403-1906

 Nationwide Trust Company       Advisor        14.27
 FBO Franklin Templeton
 Profit Sharing 401(k) Plan
 98 San Jacinto Blvd. Ste.
 1100
 Austin, TX  78701-4255

 New York Trust Company         Advisor         7.37
 169 Lackawanna Ave.
 Parsippany, NJ  07054-1007

 Growth Target Fund             Advisor        23.64
 Franklin Templeton Fund
 Allocator Series
 3344 Quality Drive
 Rancho Cordova, CA
 95670-7313

 Conservative Target Fund       Advisor         8.76
 Franklin Templeton Fund
 Allocator Series
 3344 Quality Drive
 Rancho Cordova, CA
 95670-7313

 Moderate Target Fund           Advisor        20.03
 Franklin Templeton Fund
 Allocator Series
 3344 Quality Drive
 Rancho Cordova, CA
 95670-7313

 MIDCAP VALUE FUND
 MG Trust Company Cust. FBO        R           25.91
 Grand Island Chiropractic
 Center
 700 17th Street, Suite 300
 Denver, CO  20202

 MG Trust Company Cust. FBO        R           12.44
 Sanger EBY Design PS 401K
 700 17th Street, Suite 300
 Denver, CO  20202

 MG Trust Company Cust. FBO        R           17.52
 Apple Hill Animal Hospital
 Inc.
 700 17th Street, Suite 300
 Denver, CO  20202
 Ken Caviness and Rodney           R           13.20
 Spriggs and Steve Wilcox
 Trste
 Vintage Stock Safe Harbor
 401K Pln
 202 E. 32nd Street
 Joplin, MO  63103

 MG Trust Company Cust. FBO        R            9.02
 Mark S. Maxwell
 700 17th Street, Ste. 300
 Denver, CO  80202-3531

 Bernerd L. Buckley             Advisor        11.83
 11979 Meadowcreek Circle
 Saint Helena, CA  94574-1271

 Frank T. Crohn                 Advisor         5.54
 One Franklin Parkway
 San Mateo, CA 94403-1906

 William J. Lippman             Advisor        12.12
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 Margaret McGee                 Advisor         5.91
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 Franklin Templeton Bank &      Advisor        11.39
 Trust Custodian for the IRA
 of
 Charles Rubens II
 One Franklin Parkway
 San Mateo, CA 94403-1906

 Robert E. Wade                 Advisor         5.60
 One Franklin Parkway
 San Mateo, CA 94403-1906

 SMALL CAP VALUE FUND
 Hartford Life Insurance Co.       R            7.30
 Separate Account
 Attn. UIT Operations
 P.O. Box 2999
 Hartford, CT  06104-2999

 Ellard & Co. c/o               Advisor         5.71
 Fiduciary Trust Co. Intl.
 P.O. Box 3199
 Church Street Station
 New York, NY  10008-3199

 Nationwide Trust Company       Advisor        15.94
 FBO Franklin Templeton
 Profit Sharing 401(k) Plan
 98 San Jacinto Blvd. Ste.
 1100
 Austin, TX  78701-4255
 JPMorgan Chase Bank            Advisor         9.80
 FBO ADP Enterprise 401K
 Product
 3 MetroTech Center, 6th
 Floor
 Brooklyn, NY  11245-0001


Note: Rupert H. Johnson, Jr., who is an officer of the Trust, may be considered a beneficial holder of the All Cap Value Fund shares held by Franklin Advisers, Inc. (Advisers). As a principal shareholder of Franklin Resources, Inc., he may be able to control the voting of Advisers' shares of the Fund. Rupert H. Johnson, Jr. also serves on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Large Cap Value Fund, MicroCap Value Fund and Small Cap Value Fund. In that capacity, he participates in the voting of such shares. Rupert H. Johnson, Jr. disclaims beneficial ownership of any shares of a Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of February 1, 2008, the officers and board members, as a group, owned of record and beneficially 36.45% of All Cap Value Fund - Advisor Class, 3.55% of Balance Sheet Fund - Advisor Class, 12.48% of Large Cap Value Fund - Advisor Class, 13.97% of MicroCap Value Fund - Advisor Class, 35.98% of MidCap Value Fund
- Advisor Class and 2.97% of Small Cap Value Fund - Advisor Class and less than 1% of the outstanding shares of the other classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C, Class
R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin
Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance
   Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of
   the Internal Revenue Code.   Please consult your legal and
   investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o  Assets held in accounts managed by a subsidiary of Franklin
   Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares

RETIREMENT PLANS. Class A shares at NAV are available for:

o Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or


o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a "Former DCS Plan" and/or a plan for which FTB&T is trustee; or

o Investors who open a Franklin Templeton IRA prior to November 1, 2012 with proceeds rolled over directly from a "Former DCS Plan."


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.


A "Former DCS Plan" is an Employer Sponsored Retirement Plan that transferred participant level recordkeeping from the DCS Division of Franklin Templeton Investor Services, LLC to Great-West
Retirement Services(R) (GWRS) on November 2, 2007 and is a recordkeeping client of GWRS at the time of the rollover.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The
Underwriter - Distribution and service (12b-1) fees,"
Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2007:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, United Planners Financial Services, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S.
persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.


You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                  4
2 Years                                 4
3 Years                                 3
4 Years                                 3
5 Years                                 2
6 Years                                 1
7 Years                                 0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Employer Sponsored Retirement Plans (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer
(ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, each Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees a Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each Funds' Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31:


                                                    AMOUNT RECEIVED
                                                     IN CONNECTION
                        TOTAL           AMOUNT            WITH
                     COMMISSIONS      RETAINED BY   REDEMPTIONS AND
                       RECEIVED      DISTRIBUTORS     REPURCHASES
                         ($)              ($)             ($)
 --------------------------------------------------------------------
 2007
 All Cap Value           79,177          13,784               2
 Fund(1)
 Balance Sheet          441,988          49,130          87,664
 Fund
 Large Cap Value        540,583          85,765          33,002
 Fund
 MicroCap Value         162,213          26,207           3,117
 Fund
 MidCap Value           800,536         139,911           4,466
 Fund
 Small Cap Value      3,653,493         606,256         111,836
 Fund
 2006
 All Cap Value           N/A              N/A             N/A
 Fund
 Balance Sheet          579,743          60,633         144,744
 Fund
 Large Cap Value        626,820         102,859          26,003
 Fund
 MicroCap Value         221,261          30,201          31,964
 Fund
 MidCap Value           638,573         109,013           5,348
 Fund
 Small Cap Value      3,648,574         582,891         150,020
 Fund
 2005
 All Cap Value           N/A              N/A             N/A
 Fund
 Balance Sheet          690,956          68,754         158,446
 Fund
 Large Cap Value        958,414         152,421          70,575
 Fund
 MicroCap Value         290,329          45,551             823
 Fund
 MidCap Value           235,151          38,653              32
 Fund(2)
 Small Cap Value
 Fund                 3,923,107         613,796         165,450

1. For the period from June 1, 2007, through October 31, 2007.
2. For the period from July 1, 2005, through October 31, 2005.


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES - CLASS A, B, C AND R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit each Fund and its shareholders. The plans are expected to, among other things, increase advertising of each Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of each Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into a Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because the Balance Sheet and MicroCap Value Funds are currently closed to new investors, the amounts paid by such Funds under their respective plans are primarily to pay for ongoing shareholder servicing. Because Class B is currently closed to new investors, the amounts paid by the Balance Sheet, Large Cap Value and Small Cap Value Funds under their plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


THE CLASS A PLAN. The Balance Sheet Fund and MicroCap Value Fund may pay up to 0.25% per year of Class A's average daily net assets. The All Cap Value Fund, Large Cap Value Fund, MidCap Value Fund and Small Cap Value Fund may pay up to 0.35% per year of Class A's average net assets. Of this amount, the All Cap Value Fund, Large Cap Value Fund and MidCap Value Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses.


The Class A plans for Balance Sheet Fund, MicroCap Value Fund and
Small Cap Value Fund are reimbursement plans. They allow each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. Each Fund will not reimburse more than the maximum amount allowed under the plan.

The Class A plans for Large Cap Value Fund and MidCap Value Fund are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plan.


For the fiscal year ended October 31, 2007, the amounts paid by the Funds pursuant to the plans were:

                       ALL CAP   BALANCE   LARGE CAP
                       VALUE     SHEET     VALUE
                         FUND      FUND       FUND
                          ($)       ($)        ($)
------------------------------------------------------
Advertising                    -         -      4,938
Printing and mailing
  prospectuses other
  than to current
  shareholders                 -         -        132
Payments to
  underwriters             1,004         -     12,086
Payments to
  broker-dealers           5,895 11,230,570   476,623
Other                          -         -          -
                       -------------------------------
Total                      6,899 11,230,570   493,779
                       ===============================

                       MICROCAP   MIDCAP   SMALL CAP
                       VALUE     VALUE     VALUE
                         FUND      FUND      FUND
                          ($)       ($)       ($)
------------------------------------------------------
Advertising                    -     1,489     22,410
Printing and mailing
  prospectuses other
  than to current
  shareholders                 -        42        632
Payments to                    -
  underwriters                      14,101    112,181
Payments to            1,203,546
  broker-dealers                   194,644  2,208,180
Other                          -         -          -
                       -------------------------------
Total                  1,203,546   210,276  2,343,403
                       ===============================


THE CLASS B, C AND R PLANS. The Funds pay Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Funds pay Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow a Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. A Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plans, the amounts paid by the Balance Sheet, Large Cap Value and Small Cap Value Funds pursuant to the plans for the fiscal year ended October 31, 2007, were:

                                          BALANCE   LARGE     SMALL
                                           SHEET    CAP       CAP
                                            FUND    VALUE     VALUE
                                            ($)     FUND      FUND
                                                     ($)       ($)
---------------------------------------------------------------------
Advertising                                    -         -         -
Printing and mailing prospectuses
  other than to current shareholders           -         -         -
Payments to underwriters                       -         -         -
Payments to broker-dealers               317,449    51,529   196,548
Other                                    953,225   155,657   591,852
                                      -------------------------------
Total                                  1,270,674   207,186   788,400
                                      ===============================

Under the Class C plans, the amounts paid by the All Cap Value, Balance Sheet, Large Cap Value, MidCap Value and Small Cap Value
Funds pursuant to the plans for the fiscal year ended October 31, 2007, were:

                            ALL CAP    BALANCE    LARGE
                              VALUE    SHEET      CAP
                              FUND     FUND       VALUE
                               ($)      ($)       FUND
                                                   ($)
-----------------------------------------------------------
Advertising                         -          -     1,571
Printing and mailing
  prospectuses other than
  to current shareholders           -          -        41
Payments to underwriters           31          -     2,129
Payments to broker-dealers      1,877  1,417,872   564,586
Other                               -          -         -
                            -------------------------------
Total                           1,908  1,417,872   568,327
                            ==============================

                               MIDCAP   SMALL CAP
                                VALUE     VALUE
                                FUND       FUND
                                 ($)       ($)
-------------------------------------------------
Advertising                       286      7,268
Printing and mailing
  prospectuses other than
  to current shareholders           8        202
Payments to underwriters        2,132     25,457
Payments to broker-dealers    125,232  2,615,504
Other                               -          -
                            ---------------------
Total                         127,658  2,648,431
                            =====================

Under the Class R plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended October 31, 2007, were:

                            ALL CAP    BALANCE     LARGE
                              VALUE     SHEET      CAP
                              FUND       FUND      VALUE
                               ($)       ($)       FUND
                                                    ($)
-----------------------------------------------------------
Advertising                         -          -       211
Printing and mailing
  prospectuses other than
  to current shareholders           -          -         5
Payments to underwriters            5          -     1,230
Payments to broker-dealers         15    311,559    38,145
Other                               -          -         -
                            -------------------------------
Total                               20    311,559    39,591
                            ===============================

                            MIDCAP    SMALL CAP
                              VALUE     VALUE
                              FUND       FUND
                               ($)       ($)
-------------------------------------------------
Advertising                         -      2,449
Printing and mailing
  prospectuses other than
  to current shareholders           -         74
Payments to underwriters           29     34,233
Payments to broker-dealers      2,909    434,067
Other                               -          -
                            ---------------------
Total                           2,938    470,823
                            =====================


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent a Fund, the manager or Distributors or other parties on behalf of a Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule
12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)   = ATV
              D

where:

P  = a hypothetical initial payment of $1,000
T  = average annual total return (after taxes on
     distributions)
n  = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)   = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions and redemptions)
n  =  number of years
ATV   = ending value of a hypothetical $1,000 payment made at
   DR the beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin
Templeton funds.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $605 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 113 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

CORPORATE OBLIGATION RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.


STANDARD & POOR'S (S&P(R))


The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories.
However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

SHORT-TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.




                         FRANKLIN VALUE INVESTORS TRUST
                               File Nos. 033-31326
                                    811-05878
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

      ITEM 23.  EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Agreement and Declaration of Trust dated September 11, 1989
                Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: September 21, 1995

           (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Balance Sheet Investment Fund dated
                September 21, 1995
                Filing: Post-Effective Amendment No. 9 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 26, 1995

      (b)  By-laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: September 21, 1995

           (ii) Amendment dated October 10, 2002 to the By-Laws
                Filing: Post-Effective Amendment No 28 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2004

          (iii) Amendment dated May 12, 2004 to the By-Laws
                Filing: Post-Effective Amendment No 29 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 30, 2004

         (iv)   Amendment dated July 17, 2006 to the By-Laws
                Filing: Post-Effective Amendment No 33 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2007

      (c)  Instruments Defining Rights of Security Holders

              Not Applicable

      (d)  Investment Advisory Contracts

         (i) Management Agreement between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, LLC, dated April 1, 1999
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 25, 2000

         (ii) Management Agreement between Registrant on behalf of Franklin MicroCap Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 25, 2000

         (iii) Management Agreement between Registrant on behalf of Franklin Small Cap Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 25, 2000

         (iv) Investment Advisory Agreement dated June 1, 2000 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Advisory Services, LLC
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

        (v) Investment Advisory Agreement between Registrant on behalf of Franklin MidCap Value Fund and Franklin Advisory Services, LLC, dated July 1, 2005
                Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: August 29, 2005

         (vi) Investment Management Agreement between Registrant on behalf of Franklin All Cap Value Fund and Franklin Advisory Services, LLC dated June 1, 2007

         (vii) Addendum to Investment Management Agreement between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, LLC dated January 1, 2008

      (e)  Underwriting Contracts

          (i) Amended and Restated Distribution Agreement between Registrant and Franklin Templeton Distributors, Inc., dated
                October 31, 2000
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

         (ii) Forms of Selling Agreements between Franklin Templeton Distributors, Inc. and securities dealers dated
                November 1, 2003
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 30, 2004

         (iii) Amendment dated May 15 2006 to form of Selling Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers

      (f)  Bonus or Profit Sharing Contracts

         Not Applicable

      (g)  Custodian Agreements

         (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: March 8, 1996

         (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 1998

        (iii) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2004

        (iv) Amendment dated March 1, 2008, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

        (v) Amendment dated May 16, 2001, to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 20, 2001

         (vi) Amended and Restated Foreign Custody Manager Agreement between Registrant and Bank of New York as of May 16, 2001
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 20, 2001

        (vii) Amendment dated March 1, 2008, to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement

        (viii) Amendment dated March 19, 2007, to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement

         (ix) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: March 8, 1996

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisory Services, LLC and Franklin Templeton Services, LLC
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

           (ii) Administration Agreement between dated January 1, 2001 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Templeton Services, LLC
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

          (iii) Administration Agreement dated July 1, 2005 between Registrant on behalf of Franklin MidCap Value Fund and Franklin Templeton Services, LLC
                Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: August 29, 2005

          (iv) Fund Administration Agreement between Registrant on behalf of Franklin All Cap Value Fund and Franklin Templeton Services, LLC dated June 1, 2007

      (i) Legal Opinion

           (i)  Opinion and Consent of Counsel dated July 8, 2005
                Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: August 29, 2005

      (j)  Other Opinions

           (i)  Consent of Independent Registered Public Accounting Firm

      (k)       Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

          (i) Letter of Understanding relating to Initial Capital of Franklin Balance Sheet Investment Fund dated November 17, 1989
                Filing: Post-Effective Amendment No. 7 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: September 21, 1995

          (ii) Letter of Understanding relating to Initial Capital of Franklin MicroCap Value Fund dated November 29, 1995
                Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing date: December 1, 1995

        (iii) Letter of Understanding relating to Initial Capital of Franklin Small Cap Value Fund dated December 4, 1995
                Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N1-A
                File No. 033-312326
                Filing date: March 8, 1996

          (iv) Letter of Understanding relating to Initial Capital of Franklin Small Cap Value Fund - Class C dated August 30, 1996
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N1-A
                File No. 033-312326
                Filing date: February 27, 2004

           (v) Letter of Understanding relating to Initial Capital of Franklin Large Cap Value Fund dated May 30, 2000
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

          (vi) Letter of Understanding relating to Initial Capital of Franklin MidCap Value Fund dated June 29, 2005
                Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: August 29, 2005

          (vii) Letter of Understanding relating to Initial Capital of Franklin All Cap Value Fund dated June 1, 2007

      (m)  Rule 12b-l Plan

          (i) Amended and Restated Class A Distribution Plan between Franklin Balance Sheet Investment Fund and Franklin Templeton Distributors, Inc. pursuant to Rule 12b-1 dated July 1, 1993
                Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: September 21, 1995

          (ii) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin MicroCap Value Fund and Franklin Templeton Distributors, Inc. dated December 12, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

          (iii) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Small Cap Value Fund and Franklin Templeton Distributors, Inc. dated March 11, 1996
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

           (iv) Class A Distribution Plan dated June 1, 2000 pursuant to Rule 12b-1 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Templeton Distributors, Inc. dated
                June 1, 2000
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

           (v) Class A Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin MidCap Value Fund and Franklin Templeton Distributors, Inc. dated July 1, 2005
                Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: August 29, 2005

           (vi) Class A Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin All Cap Value Fund and Franklin Templeton Distributors, Inc. dated June 1, 2007

           (vii)Class B Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Small Cap Value Fund and Franklin Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 25, 2000

         (viii) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Templeton Distributors, Inc. dated June 1, 2000
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

          (ix) Class B Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Templeton Distributors, Inc. dated March 1, 2001
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 20, 2001

          (x) Class C Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin Large Cap Value and Franklin Small Cap Value Funds and Franklin Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2001

        (xi) Class C Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Templeton Distributors, Inc. dated March 1, 2001
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 20, 2001

        (xii) Class C Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin MidCap Value Fund and Franklin Templeton Distributors, Inc. dated July 1, 2005
                Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: August 29, 2005

         (xiii) Class C Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin All Cap Value Fund and Franklin Templeton Distributors, Inc, dated June 1, 2007

         (xiv) Class R Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Templeton Distributors, Inc. dated January 1, 2002
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 20, 2001

          (xv) Class R Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Small Cap Value Fund and Franklin Templeton Distributors, Inc. dated August 1, 2002
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: July 29, 2002

         (xvi) Class R Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin MidCap Value Fund and Franklin Templeton Distributors, Inc. dated July 1, 2005
                Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: August 29, 2005

         (xvii) Class R Distribution Plan Pursuant to Rule 12b-1 between Registrant on behalf of Franklin All Cap Value Fund and Franklin Templeton Distributors, Inc. dated June 1, 2007

      (n)       Rule 18f-3 Plan

           (i) Multiple Class Plan for Franklin MicroCap Value Fund dated July 18, 2005
                Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2007

           (ii) Multiple Class Plan for Franklin Small Cap Value Fund dated December 2, 2003
                Filing: Post-Effective Amendment No 29 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 30, 2004

         (iii) Multiple Class Plan for Franklin Large Cap Value Fund dated July 18, 2005
                Filing: Post-Effective Amendment No 32 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2006

           (iv) Multiple Class Plan for Franklin Balance Sheet Investment Fund dated December 2, 2003
                Filing: Post-Effective Amendment No 29 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: December 27, 2004

           (v) Multiple Class Plan for Franklin MidCap Value Fund dated June 3, 2005
                Filing: Post-Effective Amendment No 32 to Registration Statement on Form N-1A
                File No. 033-31326
                Filing Date: February 27, 2006

         (vi) Multiple Class Plan for Franklin All Cap Value Fund dated February 28, 2007

      (p)  Code of Ethics

           (i) Code of Ethics dated May 2007

      (q)  Power of Attorney

           (i) Power of Attorney dated February 26, 2008

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreements and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Franklin Advisory Services, LLC (Advisory Services) is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources). The officers of Advisory Services also serve as officers for (1) Resources and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisory Services (SEC File 801-51967), incorporated herein by reference, which sets forth the officers of Advisory Services and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance
Products Trust Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder services agent, Franklin Templeton Investor Services, LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

ITEM 29.    MANAGEMENT SERVICES

  There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

      Not Applicable.

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of February, 2008.

                               FRANKLIN VALUE INVESTORS TRUST
                               (Registrant)

                               By:/S/DAVID P. GOSS
                                  ----------------
                                   David P. Goss
                                   Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


WILLIAM J. LIPPMAN*                 Trustee and Chief
-------------------                 Executive Officer-
William J. Lippman                  Investment Management
                                    Dated: February 26, 2008

GALEN G. VETTER*                    Chief Executive Officer-
-----------------                   Finance and Administration
Galen G. Vetter                     Dated:  February 26, 2008

LAURA F. FERGERSON*                 Chief Financial Officer and
-------------------                 Chief Accounting Officer
Laura F. Fergerson                  Dated: February 26, 2008

FRANK T. CROHN*                     Trustee
------------------                  Dated: February 26, 2008
Frank T. Crohn

BURTON J. GREENWALD*                Trustee
--------------------                Dated: February 26, 2008
Burton J. Greenwald

CHARLES RUBENS, II*                 Trustee
-------------------                 Dated: February 26, 2008
Charles Rubens, II

ROBERT E. WADE*                     Trustee
---------------                     Dated: February 26, 2008
Robert E. Wade


*By /S/DAVID P. GOSS
    ----------------
    David P. Goss, Attorney-in-Fact
    (Pursuant to Power of Attorney filed herewith)

                        FRANKLIN VALUE INVESTORS TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                                 LOCATION

EX-99.(a)(i)         Agreement and Declaration of Trust              *
                     dated September 11, 1989

EX-99.(a)(ii)        Certificate of Amendment of Agreement           *
                     and Declaration of Trust of Franklin
                     Balance Sheet Investment Fund dated
                     September 21, 1995

EX-99.(b)(i)         By-Laws                                         *

EX-99.(b)(ii)        Amendment dated October 10, 2002 to             *
                     the By-Laws

EX-99.(b)(iii)       Amendment dated May 12, 2004 to the             *
                     By-Laws

EX-99.(b)(iv)        Amendment dated July 17, 2006 to the            *
                     By-Laws

EX-99.(d)(i)         Management Agreement between                    *
                     Registrant on behalf of
                     Franklin Balance Sheet Investment Fund
                     and Franklin Advisory Services, LLC,
                     dated April 1, 1999

EX-99.(d)(ii)        Management Agreement between Registrant on      *
                     behalf of Franklin MicroCap Value Fund and
                     Franklin Advisory Services, LLC, dated
                     April 1, 1999

EX-99.(d)(iii)       Management Agreement between                    *
                     Registrant on behalf of Franklin Small Cap
                     Value Fund and Franklin Advisory
                     Services, LLC, dated April 1, 1999

EX-99.(d)(iv)        Investment Advisory Agreement dated             *
                     June 1, 2000 between Registrant on behalf of Franklin Large Cap Value Fund and
                     Franklin Advisory Service, LLC

EX-99.(d)(v)         Investment Advisory Agreement between           *
                     Registrant on behalf of Franklin MidCap
                     Value Fund and Franklin Advisory
                     Services, LLC, dated July 1, 2005

EX-99.(d)(vi)        Investment Management Agreement                 Attached
                     between Registrant on behalf of Franklin
                     All Cap Value Fund and Franklin
                     Advisory Services, LLC dated
                     June 1, 2007

EX-99.(d)(vii)       Addendum to Investment Management               Attached
                     Agreement between Registrant on behalf of Franklin Balance Sheet Investment Fund and
                     Franklin Advisory Services, LLC dated
                     January 1, 2008

EX-99.(e)(i)         Amended and Restated Distribution               *
                     Agreement between Registrant and Franklin
                     Templeton Distributors, Inc. dated
                     October 31, 2000

EX-99.(e)(ii)        Forms of Selling Agreements between             *
                     Franklin Templeton Distributors, Inc. and securities dealers dated November 1, 2003

EX-99.(e)(iii)       Amendment dated May 15, 2006, to form           Attached
                     of Selling Agreements between
                     Franklin/Templeton Distributors, Inc. and
                     Securities Dealers

EX-99.(g)(i)         Master Custody Agreement between                *
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.(g)(ii)        Amendment dated May 7, 1997 to Master           *
                     Custody Agreement between Registrant and
                     Bank of New York dated February 16, 1996

EX-99.(g)(iii)       Amendment dated February 27, 1998 to            *
                     the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99 (g) (iv)       Amendment dated March 1, 2008 to                Attached
                     Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated
                     February 16, 1996

EX-99 (g) (v)        Amendment dated May 16, 2001, to the            *
                     Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.(g)(vi)        Amended and Restated Foreign Custody            *
                     Manager Agreement between Registrant and
                     Bank of New York dated May 16, 2001

EX-99.(g)(vii)       Amendment dated March 1, 2008 to                Attached
                     Schedule 1 of the Amended and Restated
                     Foreign Custody Manager Agreement
                     between the Registrant and Bank of New York

EX-99.(g)(viii)      Amendment dated March 19, 2007 to               Attached
                     Schedule 2 of the Amended and Restated
                     Foreign Custody Manager Agreement
                     between the Registrant and Bank of New York

EX-99 (g)(ix)        Terminal Link Agreement between                 *
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.(h)(i)         Subcontract for Fund Administrative             *
                     Services dated January 1, 2001 between
                     Franklin Advisory Services, LLC,
                     and Franklin Templeton Services, LLC

EX-99.(h)(ii)        Administration Agreement dated                  *
                     January 1, 2001 between Registrant
                     on behalf of Franklin Large Cap Value
                     Fund and Franklin Templeton Services LLC

EX-99.(h)(iii)       Administration Agreement dated July 1,          *
                     2005 between Registrant on behalf of Franklin
                     MidCap Value Fund and Franklin Templeton
                     Services LLC

EX-99.(h)(iv)        Fund Administration Agreement between           Attached
                     Registrant on behalf of Franklin All Cap Vale
                     Fund and Franklin Templeton Services, LLC dated
                     June 1, 2007

EX-99.(i)(i)         Opinion and Consent of Counsel dated            *
                     July 8, 2005

EX-99.(j)(i)         Consent of Independent Registered               Attached
                     Public Accounting Firm

EX-99.(l)(i)         Letter of Understanding relating to             *
                     Initial Capital of Franklin Balance Sheet
                     Investment Fund dated November 17, 1989

EX-99.(l)(ii)        Letter of Understanding relating to             *
                     Initial Capital of Franklin MicroCap Value
                     Fund dated November 29, 1995

EX-99.(l)(iii)       Letter of Understanding relating to             *
                     Initial Capital of Franklin Small Cap
                     Value Fund

EX-99.(l)(iv)        Letter of Understanding relating to             *
                     Initial Capital of Franklin Small Cap
                     Value Fund - Class C dated
                     August 30, 1996

EX-99.(l)(v)         Letter of Understanding relating to             *
                     Initial Capital of Franklin Large Cap Value
                     Fund dated May 30, 2000

EX-99.(l)(vi)        Letter of Understanding relating to             *
                     Initial Capital of Franklin MidCap Value Fund dated June 29, 2005

EX-99.(l)(vii)       Letter of Understanding relating to             Attached
                     Initial Capital Franklin All Cap Value
                     Fund dated June 1, 2007

EX-99.(m)(i)         Amended and Restated Class A                    *
                     Distribution Plan between Franklin Balance
                     Sheet Investment Fund and Franklin
                     Templeton Distributors, Inc., pursuant to
                     Rule 12b-1 dated July 1, 1993

EX-99.(m)(ii)        Class A Distribution Plan pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin MicroCap Value Fund and
                     Franklin Templeton Distributors, Inc.
                     dated December 12, 1995

EX-99.(m)(iii)       Class A Distribution Plan Pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin Value Fund and Franklin
                     Templeton Distributors, Inc.
                     dated March 11, 1996

EX-99.(m)(iv)        Class A Distribution Plan pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin Large Cap Value Fund and
                     Franklin Templeton Distributors, Inc.
                     dated June 1, 2000

EX-99.(m)(v)         Class A Distribution Plan Pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin MidCap Value Fund and Franklin
                     Templeton Distributors, Inc. dated
                     July 1, 2005

EX-99.(m)(vi)        Class A Distribution Plan Pursuant to           Attached
                     Rule 12b-1 between Registrant Trust on behalf of Franklin All Cap Value Fund and Franklin
                     Templeton Distributors, Inc. dated June 1, 2007

EX-99.(m)(vii)       Class B Distribution Plan Pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin Small Cap Value and
                     Franklin Templeton Distributors, Inc.
                     dated October 16, 1998

EX-99.(m)(viii)      Class B Distribution Plan pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin
                     Templeton Distributors, Inc. dated
                     June 1, 2000

EX-99.(m)(ix)        Class B Distribution Plan Pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin Balance Sheet Investment Fund and
                     Franklin Templeton Distributors, Inc.
                     dated March 1, 2001

EX-99.(m)(x)         Class C Distribution Plan pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin Large Cap Value and Franklin Small
                     Cap Value Funds and Franklin Templeton
                     Distributors, Inc. dated October 31, 2000

EX-99.(m)(xi)        Class C Distribution Plan Pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin Balance Sheet Investment Fund and
                     Franklin Templeton Distributors, Inc.
                     dated March 1, 2001

EX-99.(m)(xii)       Class C Distribution Plan Pursuant to           *
                     Rule 2-b1 between Registrant on behalf of Franklin MidCap Value Fund and Franklin
                     Templeton Distributors, Inc. dated
                     July 1, 2005

EX-99.(m)(xiii)      Class C Distribution Plan Pursuant to           Attached
                     Rule 12-b1 between Registrant on behalf
                     of Franklin All Cap Value Fund and Franklin
                     Templeton Distributors, Inc. dated June 1, 2007

EX-99.(m)(xiv)       Class R Distribution Plan pursuant to           *
                     Rule 12b-1 between Registrant on behalf of Franklin Balance Sheet Investment Fund and
                     Franklin Templeton Distributors, Inc. dated
                     January 1, 2002

EX-99.(m)(xv)        Class R Distribution Plan Pursuant to           *
                     Rule 12-b1 Between Registrant on behalf of
                     Franklin Large Cap Value Fund and Franklin
                     Small Cap Value Fund and Franklin Templeton
                     Distributors, Inc. dated August 1, 2002

EX-99.(m)(xiv)       Class R Distribution Plan Pursuant to           *
                     Rule 12-b1 Between Registrant on behalf of
                     Franklin MidCap Value Fund and Franklin
                     Templeton Distributors, Inc. dated
                     July 1, 2005

EX-99.(m)(xvii)      Class R Distribution Plan Pursuant to           Attached
                     Rule 12b-1 between Registrant on behalf of Franklin All Cap Value Fund and Franklin
                     Templeton Distributors, Inc. dated
                     June 1, 2007

EX-99.(n)(i)         Multiple Class Plan for Franklin                *
                     MicroCap Value Fund dated July 18, 2005

EX-99.(n)(ii)        Multiple Class Plan for Franklin Small          *
                     Cap Value Fund dated December 2, 2003

EX-99.(n)(iii)       Multiple Class Plan for Franklin Large          *
                     Cap Value Fund dated July 18, 2005

EX-99.(n)(iv)        Multiple Class Plan for Franklin                *
                     Balance Sheet Investment Fund dated
                     December 2, 2003

EX-99.(n)(v)         Multiple Class Plan for Franklin                *
                     MidCap Value Fund dated June 3, 2005

EX-99.(n)(vi)        Multiple Class Plan for Franklin All            Attached
                     Cap Value Fund dated February 28, 2007

EX-99.(p)(i)         Code of Ethics dated May 2007                   Attached

EX-99.(q)(i)         Power of Attorney dated February 26, 2008       Attached


*Incorporated by Reference